                                                                    Exhibit 4.3

              --------------------------------------------------
                               NICE-SYSTEMS LTD.

                                      TO

                             ______________________,

                                     TRUSTEE

                                   ----------

                                   INDENTURE

                         SUBORDINATED DEBT SECURITIES

                           DATED AS OF ____ __, ____
              --------------------------------------------------

                               TABLE OF CONTENTS



  Section 114.  Consent to Jurisdiction; Appointment of Agent for Service; Judgment



                                       i



  Section 808.  Unconditional Right of Holders to Receive Principal, Premium and



                                       ii



   Section 1305. Attendance at Meetings; Determination of Voting Rights; Conduct and



                                      iii

                               NICE-SYSTEMS LTD.
                                       TO
                        __________________, as Trustee

          Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of ________ ___, ____



TRUST INDENTURE ACT SECTION                                   INDENTURE SECTION

Section 310   (a)(1) ...................................................... 909
              (a)(2) ...................................................... 909
              (a)(3) ...................................................... 914
              (a)(4) ........................................... Not Applicable
              (b) ......................................................... 908
                  ......................................................... 910
Section 311   (a) ......................................................... 913
              (b) ......................................................... 913
              (c) ......................................................... 913
Section 312   (a) ........................................................ 1001
              (b) ........................................................ 1001
              (c) ........................................................ 1001
Section 313   (a) ........................................................ 1002
              (b) ........................................................ 1002
              (c) ........................................................ 1002
Section 314   (a) ........................................................ 1002
              (a)(4) ...................................................... 606
              (b) .............................................. Not Applicable
              (c)(1) ...................................................... 102
              (c)(2) ...................................................... 102
              (c)(3) ........................................... Not Applicable
              (d) .............................................. Not Applicable
              (e) ......................................................... 102
Section 315   (a) ......................................................... 901
                  ......................................................... 903
              (b) ......................................................... 902
              (c) ......................................................... 901
              (d) ......................................................... 901
              (e) ......................................................... 814
Section 316   (a) ......................................................... 812
                  ......................................................... 813
              (a)(1)(A) ................................................... 802
                  ......................................................... 812
              (a)(1)(B) ................................................... 813
              (a)(2) ........................................... Not Applicable
              (b) ......................................................... 808
Section 317   (a)(1) ...................................................... 803
              (a)(2) ...................................................... 804
              (b) ......................................................... 603
Section 318   (a) ......................................................... 107


                                       iv

     INDENTURE, dated as of ________ __, ____ between NICE-SYSTEMS LTD., a company limited by shares organized under the laws of the State of Israel
(herein called the "Company"), having its principal office at 8 Hapnina Street,
P.O. Box 690, 43107 Ra'anana, Israel and ____________________, a [___________
banking corporation ] [national banking association], having its principal corporate trust office at ________________________, as Trustee (herein called the "Trustee").

     RECITAL OF THE COMPANY

     The Company has duly authorized the execution and delivery of this
Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities") in an unlimited aggregate principal amount, to be issued from time to time in one or more series as contemplated herein; and all acts necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been performed.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned to them in Article One of this Indenture.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

                                  ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101. DEFINITIONS

             For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

             (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

             (b) all terms used herein without definition which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

             (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in Israel, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles"
       with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in Israel at the date of such computation or, at the election of the Company from time to time, at the date of the

       execution and delivery of this Indenture; provided, however, that in determining generally accepted accounting principles applicable to the
       Company, the Company shall, to the extent required, conform to any order, rule or regulation of any administrative agency, regulatory authority or other governmental body having jurisdiction over the Company;

             (d) any reference to an "Article" or a "Section" refers to an
       Article or a Section, as the case may be, of this Indenture; and

             (e) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

             Certain terms, used principally in Article Nine, are defined in that Article.

             "ACT," when used with respect to any Holder of a Security, has the meaning specified in Section 104.

             "ADDITIONAL AMOUNTS" means any additional amounts that may be payable with respect to Securities of one or more series or Tranches as may be provided pursuant to Section 301(z).

             "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition,
"CONTROL" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or through one or more intermediaries, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

             "AUTHENTICATING AGENT" means any Person (other than the Company or an Affiliate of the Company) authorized by the Trustee pursuant to Section 915 to act on behalf of the Trustee to authenticate one or more series of Securities or Tranche thereof.

             "AUTHORIZED OFFICER" means the Chairman of the Board, the
President, any Vice President, the Treasurer, any Assistant Treasurer, any
director or company secretary, any authorized attorney or any other officer or agent of the Company duly authorized by a Board Resolution to act on behalf of the Company in respect of matters relating to this Indenture.

             "BOARD OF DIRECTORS" means either the board of directors of the
Company or any committee thereof duly authorized to act in respect of matters relating to this Indenture.

             "BOARD RESOLUTION" means a copy of a resolution certified by the
Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

             "BUSINESS DAY," when used with respect to a Place of Payment or any other particular location specified in the Securities or this Indenture, means any day, other than a

Saturday or Sunday, which is not a day on which banking institutions or trust companies in such Place of Payment or other location are generally authorized or required by law, regulation or executive order to remain closed, except as may be otherwise specified as contemplated by Section 301.

             "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the date of execution and delivery of this
Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body, if any, performing such duties at such time.

             "COMPANY" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter
"Company" shall mean such successor Person.

             "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed in the name of the Company by an Authorized Officer and delivered to the Trustee.

             "CORPORATE TRUST OFFICE" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution and delivery of this
Indenture is located at ____________________.

             "CORPORATION" means a corporation, association, company, limited liability company, partnership, joint stock company, business or statutory trust or other business entity, and references to "corporate" and other derivations of
"corporation" herein shall be deemed to include appropriate derivations of such entities.

             "DEPOSITARY" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global
Securities, the clearing agency registered under the Exchange Act specified for that purpose as contemplated by Section 301.

             "DEFAULTED INTEREST" has the meaning specified in Section 307.

             "DISCOUNT SECURITY" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 802. "Interest" with respect to a Discount Security means interest, if any, borne by such Security at a Stated Interest Rate.

             "DOLLAR" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

             "ELIGIBLE OBLIGATIONS" means:

                 (a) with respect to Securities denominated in Dollars,
Government Obligations; or

                 (b) with respect to Securities denominated in a currency other than Dollars or in a composite currency, such other obligations or instruments as shall be specified with respect to such Securities, as contemplated by
Section 301.

             "EVENT OF DEFAULT" has the meaning specified in Section 801.

             "EXCHANGE ACT" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

             "GLOBAL SECURITY" means a Security that evidences all or part of the Securities of any series and bears the legend set forth in Section 202 (or such additional or other legend or legends as may be specified as contemplated by Section 301 for such Securities).

             "GOVERNMENTAL AUTHORITY" means the government of any country or state or of any county, municipality or other political subdivision of any of the foregoing, or any department, agency, authority or other instrumentality of any of the foregoing.

             "GOVERNMENT OBLIGATIONS" means:

                 (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States and entitled to the benefit of the full faith and credit thereof; and

                 (b) certificates, depositary receipts or other instruments which evidence a direct ownership interest in obligations described in clause
(a) above or in any specific interest or principal payments due in respect thereof; provided, however, that the custodian of such obligations or specific interest or principal payments shall be a bank or trust company (which may include the Trustee or any Paying Agent) subject to Federal or State supervision or examination with a combined capital and surplus of at least $50,000,000; and
provided, further, that except as may be otherwise required by law, such custodian shall be obligated to pay to the holders of such certificates, depositary receipts or other instruments the full amount received by such custodian in respect of such obligations or specific payments and shall not be permitted to make any deduction therefrom.

             "HOLDER" means a Person in whose name a Security is registered in the Security Register.

             "INDENTURE" means this instrument as originally executed and delivered and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Indenture and such supplemental indenture, respectively, and shall include the terms of a particular series of
Securities established as contemplated by Section 301.

             "INTEREST PAYMENT DATE," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

             "JUDGMENT CURRENCY" has the meaning specified in Section 114(c).

             "JURISDICTION OF INCORPORATION" shall mean each jurisdiction in which the Company is incorporated or organized.

             "MATURITY," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as provided in such Security or in this Indenture, whether at the Stated Maturity, by declaration of acceleration, upon call for redemption or otherwise.

             "OFFICER'S CERTIFICATE" means a certificate signed by an Authorized
Officer and delivered to the Trustee.

             "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Company or other counsel reasonably acceptable to the Trustee.

             "OUTSTANDING," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                 (a) Securities theretofore canceled or delivered to the
Security Registrar for cancellation;

                 (b) Securities deemed to have been paid in accordance with
Section 701; and

                 (c) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it and the Company that such Securities are held by a bona fide purchaser or purchasers in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether or not the Holders of the requisite principal amount of the Securities Outstanding under this Indenture, or the Outstanding Securities of any series or Tranche, have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether or not a quorum is present at a meeting of Holders of Securities,

                 (x) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor (unless the Company, any such obligors and any such Affiliates own all Securities
Outstanding under this Indenture, or (except for the purposes of actions to be taken by Holders of (i) more than one series voting as a class under Section 812 or (ii) more than one series or more than one Tranche, as the case may be, voting as a class under Section 1202) all Outstanding Securities of each series and each Tranche with respect to which such request, demand, authorization, direction, notice, consent or waiver is required, as the case may be), shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which a
Responsible Officer of the

Trustee actually knows to be so owned shall be so disregarded; provided, however, that Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the
Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any
Affiliate of the Company or of such other obligor;

                 (y) the principal amount of a Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 802;
and

                 (z) the principal amount of any Security which is denominated in a currency other than Dollars or in a composite currency that shall be deemed to be Outstanding for such purposes shall be the amount of Dollars which could have been purchased by the principal amount of such currency or composite currency evidenced by such Security, in each case certified to the Trustee in an
Officer's Certificate, based (i) on the average of the mean of the buying and selling spot rates quoted by three banks which are members of the New York
Clearing House Association selected by the Company in effect at 11:00 a.m. (New
York time) in The City of New York on the fifth Business Day preceding any such determination or (ii) if on such fifth Business Day it shall not be possible or practicable to obtain such quotations from three such banks, on such other quotations or alternative methods of determination which shall be as consistent as practicable with the method set forth in (i) above;

provided, further, that, in the case of any Security the principal of which is payable from time to time without presentment or surrender, the principal amount of such Security that shall be deemed to be Outstanding at any time for all purposes of this Indenture shall be the original principal amount thereof less the aggregate amount of principal thereof theretofore paid.

             "PAYING AGENT" means any Person, including the Company, authorized by the Company to pay the principal of and premium, if any, or interest, if any, on any Securities on behalf of the Company.

             "PERIODIC OFFERING" means an offering of Securities of a series from time to time, any or all of the specific terms of which Securities, including without limitation the rate or rates of interest, if any, thereon, the
Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents from time to time subsequent to the initial request for the authentication and delivery of such Securities by the Trustee, as contemplated in Section 301 and clause (b) of Section 303.

             "PERSON" means any individual, corporation, joint venture, trust, limited liability partnership or other unincorporated organization or any
Governmental Authority.

             "PLACE OF PAYMENT," when used with respect to the Securities of any series, or Tranche thereof, means the place or places, specified as contemplated by Section 301, at which, subject to Section 602, principal of and premium, if any, interest, if any, and Additional Amounts, if any, on the Securities of such series or Tranche are payable.

             "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any
Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed (to the extent lawful) to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

             "REDEMPTION DATE," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this
Indenture.

             "REDEMPTION PRICE," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this
Indenture, exclusive of accrued and unpaid interest.

             "REGULAR RECORD DATE" for the interest payable on any Interest
Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

             "REQUIRED CURRENCY" has the meaning specified in Section 312.

             "RESPONSIBLE OFFICER," when used with respect to the Trustee, means any Vice President, Assistant Vice President, Trust Officer or other officer of the Trustee who, in the case of each of the foregoing, is assigned by the
Trustee to its corporate trust department responsible for the administration of this Indenture that is located in the Corporate Trust Office.

             "SECURITIES" has the meaning stated in the first recital of this
Indenture and more particularly means any securities authenticated and delivered under this Indenture.

             "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 305.

             "SENIOR INDEBTEDNESS" means all obligations (other than
non-recourse obligations and the indebtedness issued under this Indenture) of, or guaranteed or assumed by, the Company for borrowed money, including both senior and subordinated indebtedness for borrowed money (other than the
Securities), or for the payment of money relating to any lease which is capitalized on the consolidated balance sheet of the Company and its subsidiaries in accordance with generally accepted accounting principles as in effect from time to time, or evidenced by bonds, debentures, notes or other similar instruments, and in each case, amendments, renewals, extensions, modifications and refundings of any such indebtedness or obligations, whether existing as of the date of this Indenture or subsequently incurred by the
Company unless, in the case of any particular indebtedness, renewal, extension or refunding, the instrument creating or evidencing the same or the assumption or guarantee of the same expressly provides that such indebtedness, renewal, extension or refunding is not superior in right of payment to or is pari passu with the Securities.

             "SPECIAL RECORD DATE" for the payment of any Defaulted Interest on the Securities of any series means a date fixed by the Trustee pursuant to
Section 307.

             "STATED INTEREST RATE" means a rate (whether fixed or variable) at which an obligation by its terms is stated to bear simple interest. Any calculation or other determination to be made under this Indenture by reference to the Stated Interest Rate on a Security shall be made without regard to the effective interest cost to the Company of such Security and without regard to the Stated Interest Rate on, or the effective cost to the Company of, any other indebtedness in respect of which the Company's obligations are evidenced or secured in whole or in part by such Security.

             "STATED MATURITY," when used with respect to any obligation or any installment of principal thereof or interest thereon, means the date on which the principal of such obligation or such installment of principal or interest is stated to be due and payable (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension); provided that, with regard to any installment of interest, Stated Maturity shall not include any date as to which the Company shall have elected to extend the interest payment periods or defer the payment of interest in accordance with Section 311.

             "SUBSIDIARY" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other
Subsidiaries. For the purposes of this definition, "voting stock" means stock
(or other interests) of a corporation having voting power for the election of directors, managers or trustees thereof, whether at all times or only so long as no senior class of stock (or other interests) has such voting power by reason of any contingency.

             "TRANCHE" means a group of Securities which (a) are of the same series and (b) have identical terms except as to principal amount and/or date of issuance.

             "TRUST INDENTURE ACT" means, as of any time, the Trust Indenture
Act of 1939, as amended, or any successor statute, as in effect at such time.

             "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

             "UNITED STATES" means the United States of America, its
territories, its possessions and other areas subject to its political jurisdiction.

SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS

                  Except as otherwise expressly provided in this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall, if requested by the
Trustee, furnish to the Trustee an Officer's Certificate stating that in the opinion of the Person signing such Officer's Certificate all conditions precedent, if any, provided for in this Indenture relating to the proposed action (including any covenants compliance with which constitutes a condition precedent) have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions

precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                 Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

             (a) a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

             (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

             (c) a statement that, in the opinion of each such Person, such
       Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

             (d) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

SECTION 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE

                 Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion are based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the
Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. In addition, any Opinion of Counsel may be based (without further examination or investigation), insofar as it relates to or is dependent upon matters covered in an Opinion of Counsel rendered by other counsel, upon such other Opinion of Counsel, unless such counsel has actual knowledge that the
Opinion of Counsel rendered by such other counsel with respect to the matters upon which his Opinion of Counsel may be based as aforesaid are erroneous. If, in order to render any Opinion of Counsel provided for herein, the signer thereof shall deem it necessary that additional facts or matters be stated in any Officer's Certificate provided for herein, then such certificate may state all such additional facts or matters as the signer of such Opinion of Counsel may request.

                 In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such
Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                 Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                 Whenever, subsequent to the receipt by the Trustee of any Board
Resolution, Officer's Certificate, Opinion of Counsel or other document or instrument, a clerical, typographical or other inadvertent or unintentional error or omission shall be discovered therein, a new document or instrument may be substituted therefor in corrected form with the same force and effect as if originally filed in the corrected form and, irrespective of the date or dates of the actual execution and/or delivery thereof, such substitute document or instrument shall be deemed to have been executed and/or delivered as of the date or dates required with respect to the document or instrument for which it is substituted. Anything in this Indenture to the contrary notwithstanding, if any such corrective document or instrument indicates that action has been taken by or at the request of the Company which could not have been taken had the original document or instrument not contained such error or omission, the action so taken shall not be invalidated or otherwise rendered ineffective but shall be and remain in full force and effect, except to the extent that such action was a result of willful misconduct or bad faith. Without limiting the generality of the foregoing, any Securities issued under the authority of such defective document or instrument shall nevertheless be the valid obligations of the
Company entitled to the benefits of this Indenture equally and ratably with all other Outstanding Securities, except as aforesaid.

SECTION 104. ACTS OF HOLDERS

             (a) Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of Article Thirteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 901) conclusive in favor of the
       Trustee and the Company, if made in the manner provided in this Section.
       The record of any meeting of Holders shall be proved in the manner provided in Section 1306.

                                       10

             (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof or may be proved in any other manner which the Trustee and the Company deem sufficient. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

             (c) The principal amount (except as otherwise contemplated in clause (y) of the first proviso to the definition of Outstanding) and serial numbers of Securities in registered form held by any Person, and the ownership and date of holding the same, shall be proved by the
       Security Register.

             (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of a Holder shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

             (e) Until such time as written instruments shall have been delivered to the Trustee with respect to the requisite percentage of principal amount of Securities for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of a Holder may be revoked with respect to any or all of such Securities by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

             (f) Securities of any series, or any Tranche thereof, authenticated and delivered after any Act of Holders may, and shall if required by the
       Trustee, bear a notation in form approved by the Trustee as to any action taken by such Act of Holders. If the Company shall so determine, new
       Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to such action may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche.

             (g) If the Company shall solicit from Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the
       Company may, at its option, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the
       Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether
       Holders of the requisite proportion of the Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent,

                                       11

       waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of the record date.

SECTION 105. NOTICES, ETC. TO TRUSTEE AND COMPANY

             Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, the
Trustee by any Holder or by the Company, or the Company by the Trustee or by any
Holder, shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and delivered personally to an officer or other responsible employee of the addressee at the applicable location set forth below or at such other location as such party may from time to time designate by written notice, or transmitted by facsimile transmission or other direct written electronic means to such telephone number or other electronic communications address as the parties hereto shall from time to time designate by written notice, or transmitted by certified or registered mail, charges prepaid, to the applicable address set forth below or to such other address as such party may from time to time designate by written notice:

                  If to the Trustee, to:

                  Attention:
                  Telephone:
                  Telecopy:

                  If to the Company, to:

                  NICE-Systems Ltd.
                  8 Hapnina Street
                  P.O. Box 690
                  Ra'anana 43107, Israel

                  Attention:
                  Telephone:
                  Telecopy:

                  with a copy to:

                  NICE-Systems Ltd.
                  301 Route 17 North
                  Rutherford, New Jersey  07070

                  Attention:
                  Telephone:
                  Telecopy:

                                       12

             Any communication contemplated herein shall be deemed to have been made, given, furnished and filed if personally delivered, on the date of delivery, if transmitted by facsimile transmission or other direct written electronic means, on the date of receipt, and if transmitted by certified or registered mail, on the date of receipt.

SECTION 106. NOTICE TO HOLDERS OF SECURITIES; WAIVER

             Except as otherwise expressly provided herein or specified as contemplated in Section 301 with respect to the Securities of any series or any
Tranche thereof, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given, and shall be deemed given, to
Holders if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the
Security Register, not later than the latest date, if any, and not earlier than the earliest date, if any, prescribed for the giving of such notice.

             In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to
Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

             Any notice required by this Indenture may be waived in writing by the Person entitled to receive such notice, either before or after the event otherwise to be specified therein, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 107. CONFLICT WITH TRUST INDENTURE ACT

             If (a) any provision of this Indenture limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Indenture by, or is otherwise governed by, any of the provisions of the Trust Indenture Act, such other provision shall control; and
(b) any provision hereof otherwise conflicts with the Trust Indenture Act, the
Trust Indenture Act shall control unless otherwise provided as contemplated by
Section 301 with respect to any series of Securities.

SECTION 108. EFFECT OF HEADINGS AND TABLE OF CONTENTS

             The Article and Section headings in this Indenture and the Table of
Contents are for convenience only and shall not affect the construction hereof.

SECTION 109. SUCCESSORS AND ASSIGNS

             All covenants and agreements in this Indenture by the Company and
Trustee shall bind their respective successors and assigns, whether so expressed or not.

                                       13

SECTION 110. SEPARABILITY CLAUSE

             In case any provision in this Indenture or the Securities shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111. BENEFITS OF INDENTURE

             Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, nothing in this Indenture or the
Securities, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders and, so long as the notice described in Section 1513 hereof has not been given, the holders of Senior
Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTOPM 112. GOVERNING LAW

             This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any
successor to such statute); provided, however, that all matters governing the authorization by the Company of this Indenture and the Securities and corporate existence of the Company will be governed by, and construed in accordance with, the laws of the jurisdiction in which the Company is incorporated or formed.

SECTION 113. LEGAL HOLIDAYS

                  In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of
Payment, then (notwithstanding any other provision of this Indenture or of the
Securities, other than a provision in the Securities of any series, or any
Tranche thereof, or in the indenture supplemental hereto, Board Resolution or the Officer's Certificate which establishes the terms of the Securities of such series or Tranche, which specifically states that such provision shall apply in lieu of this Section) payment of interest and Additional Amounts, if any, or principal and premium, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of
Payment, with the same force and effect, and in the same amount, as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, as the
case may be, and, if such payment is made or duly provided for on such Business
Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the
case may be, to such Business Day.

SECTION 114. CONSENT TO JURISDICTION; APPOINTMENT OF AGENT FOR SERVICE; JUDGMENT
CURRENCY; WAIVER OF IMMUNITIES

             (a) Consent to Jurisdiction. The Company irrevocably consents to the nonexclusive jurisdiction of any court of the State of New York or any United States Federal court sitting, in each case, in the Borough of
       Manhattan, The City of New York, New York, United States of America, and
       any appellate court from any thereof in any suit, action or proceeding that may be brought in connection with this Indenture or the

                                       14

       Securities, and waives any immunity from the jurisdiction of such courts.
       The Company irrevocably waives, to the fullest extent permitted by law, any objection to any such suit, action or proceeding that may be brought in such courts whether on the grounds of venue, residence or domicile or on the ground that any such suit, action or proceeding has been brought in an inconvenient forum. The Company agrees, to the fullest extent that it lawfully may do so, that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Company, and waives, to the fullest extent permitted by law, any objection to the enforcement by any competent court in the Jurisdiction of Incorporation of judgments validly obtained in any such court in New
       York on the basis of such suit, action or proceeding; provided, however, that the Company does not waive, and the foregoing provisions of this sentence shall not constitute or be deemed to constitute a waiver of, (i)
       any right to appeal any such judgment, to seek any stay or otherwise to seek reconsideration or review of any such judgment (ii) any stay of execution or levy pending an appeal from, or a suit, action or proceeding for reconsideration of, any such judgment, or (iii) any other right or remedy of the Company to the extent not expressly waived in accordance with this Section 114.

             (b) Appointment of Agent for Service. The Company has designated and appointed _________________________________________________________,
       as its authorized agent upon which process may be served in any suit or proceeding in any Federal or State court in the Borough of Manhattan, The
       City of New York arising out of or relating to the Securities or this
       Indenture, but for that purpose only, and agrees that service of process upon said agent shall be deemed in every respect effective service of process upon it in any such suit or proceeding in any Federal or State court in the Borough of Manhattan, The City of New York. Such appointment shall be irrevocable so long as any of the Securities remain Outstanding until the appointment of a successor by the Company and such successor's acceptance of such appointment. Upon such acceptance, the Company shall notify the Trustee of the name and address of such successor. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of said agent in full force and effect so long as any of the Securities shall be Outstanding. The
       Trustee shall not be obligated and shall have no responsibility with respect to any failure by the Company to take any such action.

             Nothing in this Section shall affect the right of the Trustee or any Holder of any Security to serve process in any manner permitted by applicable law or limit the right of the Trustee or any Holder of any Security to bring proceedings against the Company in the courts of any other jurisdiction or jurisdictions.

             (c) Judgment Currency. The Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of, or premium or interest, if any, on the Securities of any series from the Required Currency into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which, in accordance with normal banking procedures, the Trustee could purchase the Required
       Currency with the Judgment Currency at the

                                       15

       date of payment and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment
       (whether or not entered in accordance with subsection (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering the amount, if any by which actual receipt shall fall short of the full amount of the
       Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this
       Indenture.

             (d) Waiver of Immunities. To the extent that the Company or any of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from legal action, suit or proceeding, from the giving of any relief in any thereof, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this
       Indenture or the Securities issued hereunder, the Company hereby irrevocably and unconditionally waives and agrees not to plead or claim, any such immunity and consents to such relief and enforcement. Nothing in this paragraph shall be deemed to waive any defense (other than such immunity) available to the Company.

                                  ARTICLE TWO

                                 SECURITY FORMS

SECTION 201. FORMS GENERALLY

             The definitive Securities of each series shall be in substantially the form or forms thereof established in the indenture supplemental hereto establishing such series or in a Board Resolution establishing such series, or in an Officer's Certificate pursuant to such supplemental indenture or Board
Resolution, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this
Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form or forms of Securities of any series are established in a Board Resolution or in an Officer's Certificate
pursuant to a supplemental indenture or a Board Resolution, such Board
Resolution and Officer's Certificate, if any, shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

                                       16

             Unless otherwise specified as contemplated by Section 301 or clause
(g) of Section 1201, the Securities of each series shall be issuable in registered form without coupons. The definitive Securities shall be produced in such manner as shall be determined by the Person executing such Securities, as evidenced by their execution thereof.

SECTION 202. FORM OF LEGEND FOR GLOBAL SECURITIES.

     Unless otherwise provided with respect to a series of Securities as contemplated in Section 301(v), any Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

          "This Security is a Global Security within the meaning of the
     Indenture hereinafter referred to and is registered in the name of a
     Depositary or a nominee thereof. This Security may not be exchanged in whole or in part for a Security registered, and no transfer of this
     Security in whole or in part may be registered in the name of any Person other than such Depositary or a nominee thereof, except in the limited circumstances described in the Indenture."

SECTION 203. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION

             The Trustee's certificate of authentication shall be in
substantially the form set forth below:

             This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                     -------------------,
                                     as Trustee

                                     By:
                                        ----------------------------------------
                                           Authorized [Signatory] [Officer]

                                 ARTICLE THREE

                                 THE SECURITIES

SECTION 301. AMOUNT UNLIMITED; ISSUABLE IN SERIES

             The aggregate principal amount of Securities which may be
authenticated and delivered under this Indenture is unlimited.

             The Securities may be issued in one or more series. Subject to the penultimate paragraph of this Section, prior to the authentication and delivery of Securities of any series there shall be established by specification in a supplemental indenture or in a Board Resolution, or in an Officer's Certificate
pursuant to a supplemental indenture or a Board Resolution:

                                       17

             (a) the title of the Securities of such series (which shall distinguish the Securities of such series from Securities of all other series);

             (b) any limit upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this
       Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other
       Securities of such series pursuant to Section 304, 305, 306, 406 or 1205 and, except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

             (c) the Person or Persons (without specific identification) to whom interest on Securities of such series, or any Tranche thereof, shall be payable on any Interest Payment Date, if other than the Persons in whose names such Securities (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest;

             (d) the date or dates on which the principal of the Securities of such series, or any Tranche thereof, is payable or any formulary or other method or other means by which such date or dates shall be determined, by reference to an index or other fact or event ascertainable outside of this Indenture or otherwise (without regard to any provisions for redemption, prepayment, declaration of acceleration, purchase or extension);

             (e) the rate or rates at which the Securities of such series, or any Tranche thereof, shall bear interest, if any (including the rate or rates at which overdue principal shall bear interest, if different from the rate or rates at which such Securities shall bear interest prior to
       Maturity, and, if applicable, the rate or rates at which overdue premium or interest shall bear interest, if any), or any formulary or other method or other means by which such rate or rates shall be determined, by reference to an index or other fact or event ascertainable outside of this Indenture or otherwise; the date or dates from which such interest shall accrue; the Interest Payment Dates on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on such Securities on any Interest Payment Date; the right of the Company, if any, to extend the interest payment periods and the duration of any such extension, or to defer payment of interest, each as contemplated by
       Section 311; and the basis of computation of interest, if other than as provided in Section 310;

             (f) the place or places at which or methods by which (1) the principal of and premium, if any, and interest, if any, on Securities of such series, or any Tranche thereof, shall be payable, (2) registration of transfer of Securities of such series, or any Tranche thereof, may be effected, (3) exchanges of Securities of such series, or any Tranche thereof, may be effected and (4) notices and demands to or upon the
       Company in respect of the Securities of such series, or any Tranche thereof, and this Indenture may be served; the Security Registrar and any
       Paying Agent or Agents for such series or Tranche; and if such is the case, that the principal of such Securities shall be payable without presentment or surrender thereof;

                                       18

             (g) the period or periods within which, or the date or dates on which, the price or prices at which and the terms and conditions upon which the Securities of such series, or any Tranche thereof, may be redeemed, in whole or in part, at the option of the Company and any restrictions on such redemptions, including but not limited to a restriction on a partial redemption by the Company of the Securities of any series, or any Tranche thereof, resulting in delisting of such
       Securities from any national exchange;

             (h) the obligation or obligations, if any, of the Company to redeem or purchase or repay the Securities of such series, or any Tranche thereof, pursuant to any sinking fund or other mandatory redemption provisions or at the option of a Holder thereof and the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which such Securities shall be redeemed or purchased or repaid, in whole or in part, pursuant to such obligation, and applicable exceptions to the requirements of Section 404 in the case of mandatory redemption or redemption or repayment at the option of the
       Holder;

             (i) the denominations in which Securities of such series, or any
       Tranche thereof, shall be issuable if other than denominations of $1,000 and any integral multiple thereof;

             (j) the currency or currencies, including composite currencies, in which payment of the principal of and premium, if any, and interest, if any, on the Securities of such series, or any Tranche thereof, shall be payable (if other than in Dollars);

             (k) if the principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

             (l) if the principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, are to be payable, or are to be payable at the election of the Company or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the formulary or other method or other means by which such amount shall be determined, and the period or periods within which, and the terms and conditions upon which, any such election may be made;

             (m) if the amount payable in respect of principal of or premium, if any, or interest, if any, on the Securities of such series, or any
       Tranche thereof, may be determined with reference to an index or other fact or event ascertainable outside of this Indenture, the manner in which such amounts shall be determined to the extent not established pursuant to clause (e) of this paragraph;

             (n) if other than the principal amount thereof, the portion of the principal amount of Securities of such series, or any Tranche thereof, which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 802;

                                       19

             (o) any Events of Default, in addition to those specified in
       Section 801, with respect to the Securities of such series, and any covenants of the Company for the benefit of the Holders of the Securities of such series, or any Tranche thereof, in addition to those set forth in
       Article Six or any exceptions to those set forth in Article Six;

             (p) the terms, if any, pursuant to which the Securities of such series, or any Tranche thereof, may be converted into or exchanged for ordinary shares or other securities of the Company or any other Person;

             (q) the obligations or instruments, if any, which shall be considered to be Eligible Obligations in respect of the Securities of such series, or any Tranche thereof, denominated in a currency other than
       Dollars or in a composite currency, and any additional or alternative provisions for the reinstatement of the Company's indebtedness in respect of such Securities after the satisfaction and discharge thereof as provided in Section 701;

             (r) if applicable, that any Securities of such series, or any
       Tranche thereof, shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 202 and any circumstances in addition to or in lieu of those set forth in Section 305 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global
       Security or a nominee thereof and any other matters incidental to such
       Securities;

             (s) if the Securities of such series, or any Tranche thereof, are to be issuable as bearer securities, any and all matters incidental thereto which are not specifically addressed in a supplemental indenture as contemplated by clause (g) of Section 1201;

             (t) to the extent not established pursuant to clause (r) of this paragraph, any limitations on the rights of the Holders of the Securities of such Series, or any Tranche thereof, to transfer or exchange such
       Securities or to obtain the registration of transfer thereof; and if a service charge will be made for the registration of transfer or exchange of Securities of such series, or any Tranche thereof, the amount or terms thereof;

             (u) any exceptions to Section 113, or variation in the definition of Business Day, with respect to the Securities of such series or any
       Tranche thereof;

             (v) any collateral, security, insurance, guarantee or assurance for the Securities of such series;

             (w) any rights or duties of another Person to assume the
       obligations of the Company with respect to the Securities of such series
       (whether as joint obligor, primary obligor, secondary obligor or substitute obligor) and any rights or duties to discharge and release any obligor with respect to the Securities of such series or the Indenture to the extent related to such series;

                                       20

             (x) any rights to change or eliminate any provision of this
       Indenture or to add any new provision to this Indenture (by supplemental indenture or otherwise) without the consent of the Holders of the
       Securities of such series, or with the consent of the Holders of the
       Securities of such series as specified for such series or any Tranche thereof;

             (y) the agent of the Company to receive service of process in the
       State of New York, if other than ________________ in New York City;

             (z) the terms relating to any Additional Amounts that may be payable in certain circumstances with respect to the Securities of such series or any Tranche thereof; and

             (aa) any other terms of the Securities of such series, or any
       Tranche thereof, not inconsistent with the provisions of this Indenture.

             With respect to Securities of a series subject to a Periodic
Offering, the indenture supplemental hereto or the Board Resolution which establishes such series, or the Officer's Certificate pursuant to such supplemental indenture or Board Resolution, as the case may be, may provide general terms or parameters for Securities of such series and provide either that the specific terms of Securities of such series, or any Tranche thereof, shall be specified in a Company Order or that such terms shall be determined by the Company or its agents in accordance with procedures specified in a Company
Order as contemplated by clause (b) of Section 303.

             Unless otherwise provided with respect to a series of Securities as contemplated in Section 301(b), the aggregate principal amount of a series of
Securities may be increased from time to time and additional Securities of such series may be issued up to any maximum aggregate principal amount authorized with respect to such series as increased.

SECTION 302. DENOMINATIONS

             Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, or any Tranche thereof, the Securities of each series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING

             Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, or any Tranche thereof, the Securities shall be executed on behalf of the Company by an Authorized Officer and may have the corporate seal of the Company affixed thereto or reproduced thereon attested by any other Authorized Officer or by the Secretary or an Assistant Secretary of
the Company. The signature of any or all of these officers on the Securities may be manual or facsimile.

             Securities bearing the manual or facsimile signatures of
individuals who were at the time of execution Authorized Officers or the
Secretary or an Assistant Secretary of the Company shall bind the Company, notwithstanding that such individuals or any of them have

                                       21

ceased to hold such offices prior to the authentication and delivery of such
Securities or did not hold such offices at the date of such Securities.

             The Trustee shall authenticate and deliver Securities of a series, for original issue, at one time or from time to time in accordance with the
Company Order referred to below, upon receipt by the Trustee of:

              (a) the instrument or instruments establishing the form or forms and terms of such series, as provided in Sections 201 and 301;

              (b) a Company Order requesting the authentication and delivery of such Securities, and to the extent that the terms of such Securities shall not have been established in an indenture supplemental hereto or in a Board Resolution, or in an Officer's Certificate pursuant to a supplemental indenture or Board Resolution, all as contemplated by
       Sections 201 and 301, either (i) establishing such terms or (ii) in the case of Securities of a series subject to a Periodic Offering, specifying procedures, acceptable to the Trustee, by which such terms are to be established (which procedures may provide, to the extent acceptable to the Trustee, for authentication and delivery pursuant to oral or electronic instructions from the Company or any agent or agents thereof, which oral instructions are to be promptly confirmed electronically or in writing), in either case in accordance with the instrument or instruments delivered pursuant to clause (a) above;

              (c) the Securities of such series, each executed on behalf of the
       Company by an Authorized Officer;

              (d) Opinion or Opinions of Counsel to the effect that:

                    (i) the form or forms of such Securities have been duly
               authorized by the Company and have been established in conformity with the provisions of this Indenture;

                    (ii) the terms of such Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture; and

                    (iii) when such Securities shall have been authenticated and delivered by the Trustee and issued and delivered by the Company in the manner and subject to any conditions specified in such
               Opinion of Counsel, such Securities will have been duly issued under this Indenture and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by this Indenture, and enforceable in accordance with their terms, subject, as to enforcement, to laws relating to or affecting generally the enforcement of mortgagees' and other creditors' rights, including, without limitation, bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors and
               mortgagees' generally and general principles of equity
               (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                                       22

provided, however, that, with respect to Securities of a series subject to a
Periodic Offering, the Trustee shall be entitled to receive such Opinion of
Counsel only once at or prior to the time of the first authentication of such
Securities (provided that such Opinion of Counsel addresses the authentication and delivery of all Securities of such series) and that in lieu of the opinions described in clauses (ii) and (iii) above Counsel may opine that:

                    (iv) when the terms of such Securities shall have been
               established pursuant to a Company Order or Orders or pursuant to such procedures (acceptable to the Trustee) as may be specified from time to time by a Company Order or Orders, all as
               contemplated by and in accordance with the instrument or
               instruments delivered pursuant to clause (a) above, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Indenture;
               and

               (e) such Securities, when (1) executed by the Company, (2)
          authenticated and delivered by the Trustee in accordance with this
          Indenture, (3) issued and delivered by the Company and (4) paid for, all as contemplated by and in accordance with the aforesaid Company
          Order or Orders, as the case may be, will have been duly issued under this Indenture and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by the
          Indenture, and enforceable in accordance with their terms, subject, as to enforcement, to laws relating to or affecting generally the enforcement of mortgagees' and other creditors' rights, including, without limitation, bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors and mortgagees' generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

             With respect to Securities of a series subject to a Periodic
Offering, the Trustee may conclusively rely, as to the authorization by the
Company of any of such Securities, the form, terms thereof and the legality, validity, binding effect and enforceability thereof, and compliance of the authentication and delivery thereof with the terms and conditions of this
Indenture, upon the Opinion of Counsel and other documents delivered pursuant to
Sections 201 and 301 and this Section, as applicable, at or prior to the time of the first authentication of Securities of such series unless and until such opinion or other documents have been superseded or revoked or expire by their terms. In connection with the authentication and delivery of Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to assume that the Company's instructions to authenticate and deliver such Securities do not violate any applicable law or any applicable rule, regulation or order of any Governmental Authority having jurisdiction over the Company.

             If the form or terms of the Securities of any series have been established by or pursuant to a Board Resolution or an Officer's Certificate as
permitted by Sections 201 or 301, the Trustee shall not be required to authenticate such Securities if the issuance of such Securities pursuant to this
Indenture will materially or adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                                       23

             Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, or any Tranche thereof, each Security shall be dated the date of its authentication.

             Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, or any Tranche thereof, no Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the
Trustee or an Authenticating Agent by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such
Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder to the Company, or any
Person acting on its behalf, but shall never have been issued and sold by the
Company, and the Company shall deliver such Security to the Security Registrar for cancellation as provided in Section 309 together with a written statement
(which need not comply with Section 102 and need not be accompanied by an
Officer's Certificate and an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits hereof.

SECTION 304. TEMPORARY SECURITIES

             Pending the preparation of definitive Securities of any series or any Tranche thereof, the Company may execute, and upon a Company Order the
Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities; provided, however, that temporary Securities need not recite specific redemption, sinking fund, conversion or exchange provisions.

             Unless otherwise specified as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, after the preparation of definitive Securities of such series or Tranche, the temporary
Securities of such series or Tranche shall be exchangeable, without charge to the Holder thereof, for definitive Securities of such series or Tranche upon surrender of such temporary Securities at the office or agency of the Company maintained pursuant to Section 602 in a Place of Payment for such Securities.
Upon such surrender of temporary Securities for such exchange, the Company shall, except as aforesaid, execute and the Trustee shall authenticate and deliver in exchange therefor definitive Securities of the same series and
Tranche of authorized denominations and of like tenor and aggregate principal amount.

             Until exchanged in full as hereinabove provided, temporary
Securities shall in all respects be entitled to the same benefits under this
Indenture as definitive Securities of the same series and Tranche and of like tenor authenticated and delivered hereunder.

                                       24

SECTION 305. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE

             Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, the Company shall cause to be kept in one of the offices designated pursuant to Section 602, with respect to the
Securities of each series, or any Tranche thereof, a register (the register kept in accordance with this Section being referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities of such series or Tranche and the registration of transfer thereof. The Company shall designate one Person to maintain the Security Register for the Securities of each series on a consolidated basis, and such Person is referred to herein, with respect to such series, as the "Security Registrar." Anything herein to the contrary notwithstanding, the Company may designate one or more of its offices or an office of any Affiliate as an office in which a register with respect to the
Securities of one or more series, or any Tranche or Tranches thereof, shall be maintained, and the Company may designate itself or any Affiliate the Security
Registrar with respect to one or more of such series. The Security Register shall be open for inspection by the Trustee and the Company at all reasonable times.

             Except as otherwise specified as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, upon surrender for registration of transfer of any Security of such series or Tranche at the office or agency of the Company maintained pursuant to Section 602 in a Place of
Payment for such series or Tranche, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount.

             Except as otherwise specified as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, any Security of such series or Tranche may be exchanged at the option of the Holder, for one or more new Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount, upon surrender of the
Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

             All Securities delivered upon any registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the
Securities surrendered upon such registration of transfer or exchange.

             Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee or the Security Registrar) be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the
Security Registrar, as the case may be, duly executed by the Holder thereof or his attorney duly authorized in writing.

             Unless otherwise specified as contemplated by Section 301, with respect to Securities of any series, or any Tranche thereof, no service charge shall be made for any

                                       25

registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of
Securities, other than exchanges pursuant to Section 304, 406 or 1205 not involving any transfer.

             Unless otherwise specified as contemplated by Section 301, with respect to Securities of any series, or any Tranche thereof, the Company shall not be required to execute or to provide for the registration of transfer of or the exchange of (a) Securities of any series, or any Tranche thereof, during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Securities of such series or Tranche called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

             Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture. Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, no Global Security shall be registered for transfer or exchange, or authenticated or delivered, pursuant to this Section 305 or
Sections 304, 306, 1206 or 406 in the name of a Person other than the Depositary for such Security or its nominee until (i) the Depositary with respect to a
Global Security notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or the Depositary ceases to be a clearing agency registered under the Exchange Act and, in either such event, the Company notifies the Trustee that it is unable to appoint a successor Depositary within
90 days of any such event, (ii) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so transferable and exchangeable or (iii) there shall have occurred and be continuing an Event of
Default with respect to the Securities of such series. Upon the occurrence in respect of any Global Security of any series of any one or more of the conditions specified in clauses (i), (ii) or (iii) of the preceding sentence or such other conditions as may be specified as contemplated by Section 301 for such series, such Global Security may be registered for transfer or exchange for
Securities registered in the names of, or authenticated and delivered to, such
Persons as the Depositary with respect to such series shall direct.

             Except as provided in the preceding paragraph, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Security or any portion thereof, whether pursuant to this Section, Section 304, 306, 1206 or 406 or otherwise, shall also be a
Global Security and bear the legend specified in Section 202. Notwithstanding any other provision of this Indenture, a Global Security may not be transferred except as a whole by the Depositary for such Global Security to a nominee of such Depositary or to another Depositary or a nominee thereof or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or to another Depositary or a nominee thereof.

SECTION 306. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES

             If any mutilated Security is surrendered to the Security Registrar, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security

                                       26

of the same series and Tranche, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

             If there shall be delivered to the Company and the Trustee (a)
evidence to their satisfaction of the ownership of and the destruction, loss or theft of any Security and (b) such security or indemnity as may be reasonably required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security is held by a Person purporting to be the owner of such Security, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and
Tranche, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

             Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

             Upon the issuance of any new Security under this Section, the
Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

             Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone other than the Holder of such new Security, and any such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series duly issued hereunder.

             The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED

             Unless otherwise specified as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, interest on any
Security which is payable, and is punctually paid or duly provided for, on any
Interest Payment Date shall be paid to the Person in whose name that Security
(or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

             Subject to Section 311, any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any
Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the related Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

          (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor

                                       27

     Securities) are registered at the close of business on a date (herein called a "Special Record Date") for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the
     Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such
     Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such
     Defaulted Interest which shall be not more than 15 days and not less than
     10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The
     Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall promptly cause notice of the proposed payment of such Defaulted Interest and the Special Record
     Date therefor to be mailed, first-class postage prepaid, to each Holder of
     Securities of such series at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record
     Date. Notice of the proposed payment of such Defaulted Interest and the
     Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series
     (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date.

          (b) The Company may make payment of any Defaulted Interest on the
     Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the
     Trustee.

          Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other
Security.

SECTION 308.      PERSONS DEEMED OWNERS

                  Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Sections 305 and 307) interest, if any, on such
Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the
Trustee shall be affected by notice to the contrary.

                  Members of, or participants in, the Depositary
("Participants") shall have no rights under this Indenture with respect to any
Global Securities held on their behalf of the

                                       28

Depositary, or the Trustee as its custodian, or under the Global Securities, and the Depositary may be treated by the Company, the Trustee and any agent of the
Company or the Trustee as the absolute owner of Global Security for all purposes whatsoever. None of the Company, the Trustee, any Paying Agent, any Security
Registrar or any other agent of the Company or any agent of the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in the form of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. The Company, the
Trustee, any Paying Agent and any Security Registrar and any other agent of the
Company and any agent of the Trustee shall be entitled to deal with any depositary (including any Depositary), and any nominee thereof, that is the
Holder of any such Global Security for all purposes of this Indenture relating to such Global Security (including the payment of principal, premium, if any, and interest and Additional Amounts, if any, and the giving of instructions or directions by or to the owner or holder of a beneficial ownership interest in such Global Security) as the sole Holder of such Global Security and shall have no obligations to the beneficial owners thereof. None of the Company, the
Trustee, any Paying Agent, any Security Registrar or any other agent of the
Company or any agent of the Trustee shall have any responsibility or liability for any acts or omissions of any such depositary with respect to such Global
Security, for the records of any such depositary, including records in respect of beneficial ownership interests in respect of any such Global Security, for any transactions between such depositary and any participant in such depositary or between or among any such depositary, any such participant and/or any holder or owner of a beneficial interest in such Global Security or for any transfers of beneficial interests in any such Global Security.

                  Notwithstanding the foregoing, with respect to any Global
Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any depositary, as a Holder, with respect to such Global Security or impair, as between such depositary and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the rights of such depositary as a Holder of such Global Security.

SECTION 309.      CANCELLATION BY SECURITY REGISTRAR

                  All Securities surrendered for payment, redemption,
registration of transfer or exchange shall, if surrendered to any Person other than the Security Registrar, be delivered to the Security Registrar and, if not theretofore canceled, shall be promptly canceled by the Security Registrar. The
Company may at any time deliver to the Security Registrar for cancellation any
Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever or which the Company shall not have issued and sold, and all Securities so delivered shall be promptly canceled by the Security Registrar. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the
Security Registrar shall be disposed of in accordance with the customary practices of the Security Registrar at the time in effect, and the Security
Registrar shall not be required to destroy any such certificates. The Security
Registrar shall promptly deliver a certificate of disposition to the Trustee and the Company unless, by a Company Order, delivered to the Security Registrar and

                                       29

Trustee, the Company shall direct that canceled Securities be returned to it.
The Security Registrar shall promptly deliver evidence of any cancellation of a
Security in accordance with this Section 309 to the Trustee and the Company.

SECTION 310.      COMPUTATION OF INTEREST

                  Except as otherwise specified as contemplated by Section 301 for Securities of any series, or any Tranche thereof, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months and for any period shorter than a full month on the basis of the actual number of days elapsed within any such period.

SECTION 311.      EXTENSION OF INTEREST PAYMENT, DEFERRAL OF INTEREST PAYMENT

                  The Company shall have the right at any time, so long as no
Event of Default shall have occurred and be continuing with respect to the
Securities of any series hereunder, to extend interest payment periods or to defer the payment of interest on all Securities of one or more series, or
Tranches thereof, if so specified as contemplated by Section 301 with respect to such Securities and upon such terms as may be specified as contemplated by
Section 301 with respect to such Securities.

SECTION 310.      PAYMENT TO BE IN PROPER CURRENCY

                  In the case of the Securities of any series, or any Tranche thereof, denominated in any currency other than Dollars or in a composite currency (the "Required Currency"), except as otherwise specified with respect to such Securities as contemplated by Section 301, the obligation of the Company to make any payment of the principal thereof, or the premium or interest thereon, shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is in a currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, the Company shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor except in the case of its negligence or willful misconduct.

                                  ARTICLE FOUR

                            REDEMPTION OF SECURITIES

SECTION 310.      APPLICABILITY OF ARTICLE

                  Securities of any series, or any Tranche thereof, which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of such series or Tranche) in accordance with this Article.

                                       30

SECTION 402.      ELECTION TO REDEEM; NOTICE TO TRUSTEE

                  The election of the Company to redeem any Securities shall be evidenced by an Officer's Certificate. The Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption
Date and of the principal amount of such Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this
Indenture or (b) pursuant to an election of the Company which is subject to a restriction or condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction or condition.

SECTION 403.      SELECTION OF SECURITIES TO BE REDEEMED

                  If less than all the Securities of any series, or any Tranche thereof, are to be redeemed, the particular Securities to be redeemed shall be selected by the Trustee from the Outstanding Securities of such series or
Tranche not previously called for redemption, by such method as shall be provided for any particular series or Tranche, or, in the absence of any such provision, by such method as the Trustee shall deem fair and appropriate and which may, in any case, provide for the selection for redemption of portions
(equal to the minimum authorized denomination for Securities of such series or
Tranche or any integral multiple thereof) of the principal amount of Securities of such series or Tranche of a denomination larger than the minimum authorized denomination for Securities of such series or Tranche; provided, however, that if, as indicated in an Officer's Certificate, the Company shall have offered to purchase all or any principal amount of the Securities then Outstanding of any series, or any Tranche thereof, and less than all of such Securities as to which such offer was made shall have been tendered to the Company for such purchase, the Trustee, if so directed by Company Order, shall select for redemption all or any principal amount of such Securities which have not been so tendered.

                  The Trustee shall promptly notify the Company and the Security
Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected to be redeemed in part, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context
otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 404.      NOTICE OF REDEMPTION

                  Except as otherwise specified as contemplated by Section 301 for Securities of any series, notice of redemption shall be given in the manner provided in Section 106 to the Holders of the Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

                  Except as otherwise specified as contemplated by Section 301 for Securities of any series, all notices of redemption shall state:

                                       31

                  (a) the Redemption Date,

                  (b) the Redemption Price (if known) or the formula pursuant to which the Redemption Price is to be determined if the Redemption Price cannot be determined at the time the notice is given,

                  (c) if less than all the Securities of any series or Tranche are to be redeemed, the identification of the particular Securities to be redeemed and the portion of the principal amount of any Security to be redeemed in part,

                  (d) that on the Redemption Date the Redemption Price, together with accrued interest, if any, and Additional Amounts, if any, to the
         Redemption Date, will become due and payable upon each such Security to be redeemed and, if applicable, that interest and Additional Amounts, if any, thereon will cease to accrue on and after said date,

                  (e) the place or places where such Securities are to be
         surrendered for payment of the Redemption Price and accrued interest, if any, and Additional Amounts, if any, unless it shall have been specified as contemplated by Section 301 with respect to such
         Securities that such surrender shall not be required,

                  (f) that the redemption is for a sinking or other fund, if such is the case,

                  (g) the CUSIP, ISIN or other similar numbers, if any, assigned to such Securities; provided, however, that such notice may state that no representation is made as to the correctness of CUSIP, ISIN or other similar numbers, in which case none of the Company, the Trustee or any agent of the Company or the Trustee shall have any liability in respect of the use of any CUSIP, ISIN or other similar number or numbers on such notices, and the redemption of such Securities shall not be affected by any defect in or omission of such numbers, and

                  (h) such other matters as the Company shall deem desirable or appropriate.

                  Unless otherwise specified with respect to any Securities in accordance with Section 301, with respect to any notice of redemption of
Securities at the election of the Company, unless, upon the giving of such notice, such Securities shall be deemed to have been paid in accordance with
Section 701, such notice may state that such redemption shall be conditional upon the receipt by the Paying Agent or Agents for such Securities, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest, if any, and Additional Amounts, if any, on such Securities and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made, and the Paying Agent or Agents for the Securities otherwise to have been redeemed shall promptly return to the Holders thereof any of such Securities which had been surrendered for payment upon such redemption.

                                       32

                  Notice of redemption of Securities to be redeemed at the
election of the Company, and any notice of non-satisfaction of a condition for redemption as aforesaid, shall be given by the Company or, at the Company's request, by the Security Registrar in the name and at the expense of the
Company. Notice of any mandatory redemption of Securities shall be given by the
Security Registrar in the name and at the expense of the Company.

SECTION 405.      SECURITIES PAYABLE ON REDEMPTION DATE

                  Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the
Securities or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless, in the case of an unconditional notice of redemption, the Company shall default in the payment of the Redemption Price and accrued interest and Additional Amounts, if any) such Securities or portions thereof, if interest-bearing, shall cease to bear interest. Upon surrender of any such
Security for redemption in accordance with such notice, such Security or portion thereof shall be paid by the Company at the Redemption Price, together with accrued interest and Additional Amounts, if any, to the Redemption Date;
provided, however, that no such surrender shall be a condition to such payment if so specified as contemplated by Section 301 with respect to such Security;
and provided, further, that except as otherwise specified as contemplated by
Section 301 with respect to such Security, any installment of interest on any
Security the Stated Maturity of which installment is on or prior to the
Redemption Date shall be payable to the Holder of such Security, or one or more
Predecessor Securities, registered as such at the close of business on the related Regular Record Date according to the terms of such Security and subject to the provisions of Section 307.

SECTION 406.      SECURITIES REDEEMED IN PART

                  Upon the surrender of any Security which is to be redeemed only in part at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), the Company shall execute, and the
Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities of the same series and Tranche, of any authorized denomination requested by such Holder and of like tenor and in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                  ARTICLE FIVE

                                  SINKING FUNDS

SECTION 501.      APPLICABILITY OF ARTICLE

                  The provisions of this Article shall be applicable to any
sinking fund for the retirement of the Securities of any series, or any Tranche thereof, except as otherwise specified as contemplated by Section 301 for
Securities of such series or Tranche.

                                       33

                  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series, or any Tranche thereof, is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series, or any Tranche thereof, is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, or any
Tranche thereof, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 502. Each sinking fund payment shall be applied to the redemption of Securities of the series or Tranche in respect of which it was made as provided for by the terms of such Securities.

SECTION 502.      SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES

                  The Company (a) may deliver to the Trustee Outstanding
Securities (other than any previously called for redemption) of a series or
Tranche in respect of which a mandatory sinking fund payment is to be made and
(b) may apply as a credit Securities of such series or Tranche which have been
(i) redeemed either at the election of the Company pursuant to the terms of such
Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities or (ii) repurchased by the
Company in the open market, by tender offer, in the open market or by private agreement, or otherwise, in each case in satisfaction of all or any part of such mandatory sinking fund payment with respect to the Securities of such series or
Tranche; provided, however, that no Securities shall be applied in satisfaction of a mandatory sinking fund payment if such Securities shall have been previously so applied. Securities so applied shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

SECTION 503.      REDEMPTION OF SECURITIES FOR SINKING FUND

                  Not less than 45 days prior to each sinking fund payment date for the Securities of any series, or any Tranche thereof, the Company shall deliver to the Trustee an Officer's Certificate specifying:

                  (a) the amount of the next succeeding mandatory sinking fund payment for such series or Tranche;

                  (b) the amount, if any, of the optional sinking fund payment to be made together with such mandatory sinking fund payment;

                  (c) the aggregate sinking fund payment;

                  (d) the portion, if any, of such aggregate sinking fund
         payment which is to be satisfied by the payment of cash; and

                  (e) the portion, if any, of such aggregate sinking fund
         payment which is to be satisfied by delivering and crediting Securities of such series or Tranche pursuant to Section 502 and stating the basis for such credit and that such Securities have not previously been so credited, and the Company shall also deliver to the Trustee any
         Securities to be so delivered.

                                       34

                  If the Company shall have not delivered such Officer's
Certificate and, to the extent applicable, all such Securities, the next succeeding sinking fund payment for such series or Tranche shall be made entirely in cash in the amount of the mandatory sinking fund payment. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 403 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in
Section 404. Such notice having been duly given, the redemption of such
Securities shall be made upon the terms and in the manner stated in Sections 405 and 406.

                                  ARTICLE SIX

                                   COVENANTS

SECTION 601.      PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST

                  The Company shall pay the principal of and premium, interest and Additional Amounts, if any, on the Securities of each series in accordance with the terms of such Securities and this Indenture.

SECTION 602.      MAINTENANCE OF OFFICE OR AGENCY

                  The Company shall maintain in each Place of Payment for the
Securities of each series, or any Tranche thereof, an office or agency where payment of such Securities shall be made, where the registration of transfer or exchange of such Securities may be effected and where notices and demands to or upon the Company in respect of such Securities and this Indenture may be served.
The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency and prompt notice to the Holders of any such change in the manner specified in Section 106. If at any time the Company shall fail to maintain any such required office or agency in respect of Securities of any series, or any Tranche thereof, or shall fail to furnish the Trustee with the address thereof, payment of such Securities shall be made, registration of transfer or exchange thereof may be effected and notices and demands in respect thereof may be served at the Corporate Trust
Office of the Trustee, and the Company hereby appoints the Trustee as its agent for all such purposes in any such event.

                  The Company may also from time to time designate one or more other offices or agencies with respect to the Securities of one or more series, or any Tranche thereof, for any or all of the foregoing purposes and may from time to time rescind such designations; provided, however, that, unless otherwise specified as contemplated by Section 301 with respect to the
Securities of such series or Tranche, no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency for such purposes in each Place of Payment for such Securities in accordance with the requirements set forth above. The Company shall give prompt written notice to the Trustee, and prompt notice to the Holders in the manner specified in Section 106, of any such designation or rescission and of any change in the location of any such other office or agency.

                                       35

                  Anything herein to the contrary notwithstanding, unless
otherwise specified as contemplated by Section 301 for the Securities of any series, any office or agency required by this Section may be maintained at an office of the Company or an Affiliate of the Company, in which event the Company or such Affiliate, as the case may be, shall perform all functions to be performed at such office or agency.

SECTION 603.      MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST

                  If the Company shall at any time act as its own Paying Agent with respect to the Securities of any series, or any Tranche thereof, it shall, on or before each due date of the principal of or premium, interest or
Additional Amounts, if any, on any of such Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, interest or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided. The Company shall promptly notify the Trustee of any failure by the
Company (or any other obligor on such Securities) to make any payment of principal of or premium, interest or Additional Amounts, if any, on such
Securities.

                  Whenever the Company shall have one or more Paying Agents for the Securities of any series, or any Tranche thereof, it shall, on or before each due date of the principal of or premium, interest or Additional Amounts, if any, on such Securities, deposit with such Paying Agents sums sufficient
(without duplication) to pay the principal, premium, interest or Additional
Amounts so becoming due, such sums to be held in trust for the benefit of the
Persons entitled to such principal, premium, interest or Additional Amounts, and
(unless such Paying Agent is the Trustee) the Company shall promptly notify the
Trustee of any failure by it so to act.

                  The Company shall cause each Paying Agent for the Securities of any series, or any Tranche thereof, other than the Company or the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

                  (a) hold all sums held by it for the payment of the principal of or premium, interest or Additional Amounts, if any, on such
         Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (b) give the Trustee notice of any failure by the Company (or any other obligor upon such Securities) to make any payment of principal of or premium, interest or Additional Amounts, if any, on such Securities; and

                  (c) at any time during the continuance of any such failure, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent and furnish to the
         Trustee such information as it possesses regarding the names and addresses of the Persons entitled to such sums.

                  The Company may at any time pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by

                                       36

the Company or such Paying Agent and, if so stated in a Company Order delivered to the Trustee, in accordance with the provisions of Article Seven; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and premium, interest or Additional Amounts, if any, on any Security and remaining unclaimed for two years after such principal or premium, interest or Additional
Amounts, if any, have become due and payable shall to the extent permitted by law be paid to the Company on Company Request, or, if then held by the Company, shall be discharged from such trust; and, upon such payment or discharge, the
Holder of such Security shall, as an unsecured general creditor and not as the
Holder of an Outstanding Security, look only to the Company for payment of the amount so due and payable and remaining unpaid unless the applicable law provides otherwise, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such
Paying Agent, before being required to make any such payment to the Company, may at the expense of the Company cause to be mailed, on one occasion only, notice to such Holder that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be paid to the
Company.

SECTION 604.      CORPORATE EXISTENCE

                  Subject to the rights of the Company under Article Eleven, the
Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a corporation.

SECTION 605.      MAINTENANCE OF PROPERTIES

                  The Company shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) all of its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as, in the judgment of the Company, may be necessary so that the business carried on in connection therewith may be properly conducted; provided, however, that nothing in this Section shall prevent the Company from discontinuing, or causing the discontinuance of, the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the
Company, desirable in the conduct of its business.

SECTION 606.      ANNUAL OFFICER'S CERTIFICATE AS TO COMPLIANCE.

                  Not later than  _______ __ in each year, commencing _______ _,
____, the Company shall deliver to the Trustee an Officer's Certificate, which need not comply with Section 102, executed by the principal executive officer, the principal financial officer or the principal accounting officer of the
Company, as to such officer's knowledge of the Company's

                                       37

compliance with all conditions and covenants under this Indenture, such compliance to be determined without regard to any period of grace or requirement of notice under this Indenture, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge, and otherwise complying with the provisions of Section 314(a)(4)
of the Trust Indenture Act.

SECTION 607.      WAIVER OF CERTAIN COVENANTS

                  The Company may omit in any particular instance to comply with any term, provision or condition set forth in (a) Section 602 or any additional covenant or restriction specified with respect to the Securities of any series, or any Tranche thereof, as contemplated by Section 301 or by clause (c) of
Section 1201, if before the time for such compliance the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series and
Tranches with respect to which compliance with Section 602 or such additional covenant or restriction is to be omitted, considered as one class, shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition and (b) Section 605 or
Article Eleven if before the time for such compliance the Holders of a majority in aggregate principal amount of Securities Outstanding under this Indenture shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition; but, in the case of (a) or (b), no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

SECTION 608.      CALCULATION OF ORIGINAL ISSUE DISCOUNT.

                  The Company shall file with the Trustee as promptly as
possible after the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods)
accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                                 ARTICLE SEVEN

                    DEFEASANCE; SATISFACTION AND DISCHARGE

SECTION 701.      DEFEASANCE

                  Any Security or Securities, or any portion of the principal amount thereof, shall be deemed to have been paid for all purposes of this
Indenture, and the entire indebtedness of the Company in respect thereof shall be deemed to have been satisfied and discharged, if there shall have been irrevocably deposited with the Trustee or any Paying Agent (other than the
Company), in trust:

                  (a) money in an amount which shall be sufficient, or

                                       38

                  (b) in the case of a deposit made prior to the Maturity of such Securities or portions thereof, Eligible Obligations, which shall not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, the principal of and the interest on which when due, without any regard to reinvestment thereof, will provide moneys which, together with the money, if any, deposited with or held by the Trustee or such Paying Agent, shall be sufficient,
         or

                  (c) a combination of (a) or (b) which shall be sufficient,

to pay when due the principal of and premium, interest and Additional Amounts, if any, due and to become due on such Securities or portions thereof on or prior to Maturity; provided, however, that in the case of the provision for payment or redemption of less than all the Securities of any series or Tranche, such Securities or portions thereof shall have been selected by the Security
Registrar as provided herein and, in the case of a redemption, the notice requisite to the validity of such redemption shall have been given or irrevocable authority shall have been given by the Company to the Trustee to give such notice, under arrangements satisfactory to the Trustee; and provided, further, that the Company shall have delivered to the Trustee and such Paying
Agent:

                      (x) if such deposit shall have been made prior to the
Maturity of such Securities, a Company Order stating that the money and Eligible
Obligations deposited in accordance with this Section shall be held in trust, as provided in Section 703; and

                      (y) if Eligible Obligations shall have been deposited, an
Opinion of Counsel that the obligations so deposited constitute Eligible
Obligations and do not contain provisions permitting the redemption or other prepayment at the option of the issuer thereof, and an opinion of an independent public accountant of nationally recognized standing, selected by the Company, to the effect that the requirements set forth in clause (b) above have been satisfied; and

                      (z) if such deposit shall have been made prior to the
Maturity of such Securities, an Officer's Certificate stating the Company's intention that, upon delivery of such Officer's Certificate, its indebtedness in respect of such Securities or portions thereof will have been satisfied and discharged as contemplated in this Section.

                  Upon the deposit of money or Eligible Obligations, or both, in accordance with this Section, together with the documents required by clauses
(x), (y) and (z) above, the Trustee shall, upon receipt of a Company Request, acknowledge in writing that the Security or Securities or portions thereof with respect to which such deposit was made are deemed to have been paid for all purposes of this Indenture and that the entire indebtedness of the Company in respect thereof has been satisfied and discharged as contemplated in this
Section. In the event that all of the conditions set forth in the preceding paragraph shall have been satisfied in respect of any Securities or portions thereof except that, for any reason, the Officer's Certificate specified in clause (z), shall not have been delivered, such Securities or portions thereof shall nevertheless be deemed to have been paid for all purposes of this
Indenture, and the Holders of such Securities or portions thereof shall nevertheless be no longer entitled to the benefits of this Indenture or of any of the covenants of the Company under Article Six (except the covenants contained in Sections 602 and 603) or any other covenants made in respect of such Securities or portions thereof as

                                       39

contemplated by Section 301 or Section 1201(c), but the indebtedness of the
Company in respect of such Securities or portions thereof shall not be deemed to have been satisfied and discharged prior to Maturity for any other purpose, and the Holders of such Securities or portions thereof shall continue to be entitled to look to the Company for payment of the indebtedness represented thereby; and, upon Company Request, the Trustee shall acknowledge in writing that such
Securities or portions thereof are deemed to have been paid for all purposes of this Indenture.

                  If payment at Stated Maturity of less than all of the
Securities of any series, or any Tranche thereof, is to be provided for in the manner and with the effect provided in this Section, the Security Registrar shall select such Securities, or portions of principal amount thereof, in the manner specified by Section 403 for selection for redemption of less than all the Securities of a series or Tranche.

                  In the event that Securities which shall be deemed to have been paid for purposes of this Indenture, and, if such is the case, in respect of which the Company's indebtedness shall have been satisfied and discharged, all as provided in this Section do not mature and are not to be redeemed within the 60 day period commencing with the date of the deposit of moneys or Eligible
Obligations, as aforesaid, the Company shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such
Securities, to the Holders of such Securities to the effect that such deposit has been made and the effect thereof.

                  Notwithstanding that any Securities shall be deemed to have been paid for purposes of this Indenture, as aforesaid, the obligations of the
Company and the Trustee in respect of such Securities under Sections 304, 305,
306, 404, 503 (as to notice of redemption), 602, 603, 907, 909, 910 and 915 and this Article Seven shall survive.

                  The Company shall pay, and shall indemnify the Trustee or any
Paying Agent with which Eligible Obligations shall have been deposited as provided in this Section against, any tax, fee or other charge imposed on or assessed against such Eligible Obligations or the principal or interest received in respect of such Eligible Obligations, including, but not limited to, any such tax payable by any entity deemed, for tax purposes, to have been created as a result of such deposit.

                  Anything herein to the contrary notwithstanding, (a) if, at any time after a Security would be deemed to have been paid for purposes of this
Indenture, and, if such is the case, the Company's indebtedness in respect thereof would be deemed to have been satisfied or discharged, pursuant to this
Section (without regard to the provisions of this paragraph), the Trustee or any
Paying Agent, as the case may be, shall be required to return the money or
Eligible Obligations, or combination thereof, deposited with it as aforesaid to the Company or its representative under any applicable bankruptcy, insolvency or other similar law, such Security shall thereupon be deemed retroactively not to have been paid and any satisfaction and discharge of the Company's indebtedness in respect thereof shall retroactively be deemed not to have been effected, and such Security shall be deemed to remain Outstanding and (b) any satisfaction and discharge of the Company's indebtedness in respect of any Security shall be subject to the provisions of the last paragraph of Section 603.

                                       40

SECTION 702.      SATISFACTION AND DISCHARGE OF INDENTURE

                  This Indenture shall upon Company Request cease to be of
further effect (except as hereinafter expressly provided), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (a) no Securities remain Outstanding hereunder; and

                  (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company;

provided, however, that if, in accordance with the last paragraph of Section
701, any Security, previously deemed to have been paid for purposes of this
Indenture, shall be deemed retroactively not to have been so paid, this
Indenture shall thereupon be deemed retroactively not to have been satisfied and discharged, as aforesaid, and to remain in full force and effect, and the
Company shall execute and deliver such instruments as the Trustee shall reasonably request to evidence and acknowledge the same.

                  Notwithstanding the satisfaction and discharge of this
Indenture as aforesaid, the obligations of the Company and the Trustee under
Sections 304, 305, 306, 404, 503 (as to notice of redemption), 602, 603, 907,
909, 910 and 915 and this Article Seven shall survive.

                  Upon satisfaction and discharge of this Indenture as provided in this Section, the Trustee shall upon Company Request, assign, transfer and turn over to the Company, subject to the lien provided by Section 907, any and all money, securities and other property then held by the Trustee for the benefit of the Holders of the Securities other than money and Eligible
Obligations held by the Trustee pursuant to Section 703 and shall execute and deliver to the Company such instruments as, in the judgment of the Company, shall be necessary, desirable or appropriate to effect or evidence the satisfaction and discharge of this Indenture.

SECTION 703.      APPLICATION OF TRUST MONEY

                  Neither the Eligible Obligations nor the money deposited
pursuant to Section 701, nor the principal or interest payments on any such
Eligible Obligations, shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and premium, interest and Additional Amounts, if any, on the Securities or portions of principal amount thereof in respect of which such deposit was made, all subject, however, to the provisions of Section 603; provided, however, that, so long as there shall not have occurred and be continuing an Event of Default, any cash received from such principal or interest payments on such Eligible Obligations, if not then needed for such purpose, shall, to the extent practicable, and upon
Company Request, be invested in Eligible Obligations of the type described in clause (b) in the first paragraph of Section 701 maturing at such times and in such amounts as shall be sufficient together with any other moneys and the principal and interest on any other Eligible Obligations then held by the
Trustee to pay when due the principal of and premium, if any, and interest and
Additional Amounts, if any, due and to become due on such Securities or portions thereof on and prior to the Maturity thereof, and interest earned from such reinvestment shall be paid over to the Company as received, free and clear of any trust, lien or pledge under this Indenture except the lien provided by
Section 907; and provided, further, that, so long as there

                                       41

shall not have occurred and be continuing an Event of Default, any moneys held in accordance with this Section on the Maturity of all such Securities in excess of the amount required to pay the principal of and premium, interest and
Additional Amounts, if any, then due on such Securities shall, upon Company
Request, be paid over to the Company free and clear of any trust, lien or pledge under this Indenture except the lien provided by Section 907; and provided, further, that if an Event of Default shall have occurred and be continuing, moneys to be paid over to the Company pursuant to this Section shall be held until such Event of Default shall have been waived or cured.

                                 ARTICLE EIGHT

                          EVENTS OF DEFAULT; REMEDIES

SECTION 801.      EVENTS OF DEFAULT

                  "Event of Default," with respect to Securities of any series, means any one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Fifteen, or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) unless it is either inapplicable to a particular series or it is specifically deleted or modified in or pursuant to the supplemental indenture, or resolution of the Board of Directors, or
Officer's Certificate pursuant to either thereof, establishing such series of
Securities or in the form of Security for such series:

                  (a) default in the payment of any installment of interest upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days;

                  (b) default in the payment of all or any part of the principal of any of the Securities of such series as and when the same shall become due and payable, either at maturity, upon any redemption, by declaration or otherwise;

                  (c) default in the performance or breach of any covenant or warranty contained in the Securities of such series or in this
         Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section 801 specifically dealt with or which has expressly been included in this
         Indenture solely for the benefit of one or more series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the
         Trustee by the Holders of at least 25% in principal amount of the
         Outstanding Securities of that series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                  (d) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, liquidation, insolvency, reorganization or

                                       42

         other similar law or (B) a decree or order (1) adjudging the Company a bankrupt or insolvent, (2) approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal, state or foreign law, (3) appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property or (4) ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days;

                  (e) the commencement by the Company of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, liquidation, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, liquidation, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors; or

                  (f) any other Event of Default provided with respect to
         Securities of such series in the supplemental indenture or Board
         Resolution, or Officer's Certificate pursuant to either thereof, establishing such series.

SECTION 802.      DECLARATION OF ACCELERATION; RESCISSION AND ANNULMENT

                  If an Event of Default occurs and is continuing with respect to the Securities of any series, then and in each and every such case, unless the principal of all Securities of such series shall have already become due and payable, either the Trustee for such series or the Holders of not less than 25%
in aggregate principal amount at maturity of the Securities of such series then
Outstanding, by notice in writing to the Company and to the Trustee if given by such Holders, may declare the principal of all the Securities of such series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable.

                  At any time after such a declaration of acceleration with
respect to Securities of any series shall have been made and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as hereinafter in this Article provided, the Event of Default or Events of
Default giving rise to such declaration of acceleration shall, without further act, be deemed to have been waived, and such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if

                  (a) the Company shall have paid or deposited with the Trustee a sum sufficient to pay

                                       43

                      (1) all overdue interest on, or Additional Amounts, if
                  any, with respect to all Securities of such series;

                      (2) the principal of and premium, if any, on any
                  Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor herein or in such
                  Securities;

                      (3) to the extent that payment of such interest is lawful, interest upon overdue interest, if any, or upon Additional
                  Amounts, if any, at the rate or rates prescribed therefor
                  herein or in such Securities;

                      (4) all amounts due to the Trustee under Section 907;

                      and

                  (b) any other Event of Default or Events of Default with
         respect to Securities of such series, other than the nonpayment of the principal of Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 813.

No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

SECTION 803.      COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY
                  TRUSTEE

                  If an Event of Default described in clause (a) or (b) of
Section 801 shall have occurred and be continuing, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of the
Securities of the series with respect to which such Event of Default shall have occurred, the whole amount then due and payable on such Securities for principal and premium, interest and Additional Amounts, if any, and, to the extent permitted by law, interest on any overdue principal, premium, interest, and
Additional Amounts, if any, at the rate or rates prescribed therefor in such
Securities, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 907. Unless otherwise specified pursuant to Section 301 with respect to any series of Securities, the rate or rates at which Securities shall bear interest on overdue principal, premium, interest and Additional Amounts shall be, to the extent permitted by law, the same rate or rates at which such Securities shall bear interest prior to maturity.

                  If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such
Securities, wherever situated.

                                       44

                  If an Event of Default with respect to Securities of any
series shall have occurred and be continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of
Securities of such series by such appropriate judicial proceedings as the
Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this
Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 804.      TRUSTEE MAY FILE PROOFS OF CLAIM

                  In case of the pendency of any receivership, insolvency,
liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the
Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (a) to file and prove a claim for the whole amount of
         principal, premium, if any, and interest and Additional Amounts, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee under Section 907) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any moneys or other property
         payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the
Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amounts due it under Section 907.

                  Nothing herein contained shall be deemed to authorize the
Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the
Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 805.      TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES

                  All rights of action and claims under this Indenture or the
Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

                                       45

SECTION 806.      APPLICATION OF MONEY COLLECTED

                  Any money or other property collected or received by the
Trustee pursuant to this Article or otherwise distributable in respect of the
Company's obligations under this Indenture in the case of an Event of Default shall be applied in the following order, at the date or dates fixed by the
Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest or Additional Amounts, if any, upon presentation of the Securities in respect of which or for the benefit of which such money shall have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee
         (including any predecessor Trustee) under Section 907;

                  SECOND: Subject to Article Fifteen, to the payment of the
         amounts then due and unpaid upon the Securities for principal of and premium, if any, and interest and Additional Amounts, if any, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest and Additional Amounts, if any, respectively; and

                  THIRD: To the payment of the remainder, if any, to the Company or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

SECTION 807.      LIMITATION ON SUITS

                  No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the
         Securities of such series or Tranche;

                  (b) the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as
         Trustee hereunder;

                  (c) such Holder or Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of a majority in aggregate

                                       46

         principal amount of the Outstanding Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such
Holders.

SECTION 808.      UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM
                  AND INTEREST

                  Notwithstanding any other provision in this Indenture, the
Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium, if any, and
(subject to Sections 307 and 311) interest, if any, and Additional Amounts, if any, on such Security on the Stated Maturity or Maturities if any expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 809.      RESTORATION OF RIGHTS AND REMEDIES

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and such
Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holder shall continue as though no such proceeding had been instituted.

SECTION 810.      RIGHTS AND REMEDIES CUMULATIVE

                  Except as otherwise provided in the last paragraph of Section
306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 811.      DELAY OR OMISSION NOT WAIVER

                  No delay or omission of the Trustee or of any Holder to
exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may
be.

                                       47

SECTION 812.      CONTROL BY HOLDERS OF SECURITIES

                  If an Event of Default shall have occurred and be continuing in respect of a series of Securities, the Holders of a majority in principal amount of the Outstanding Securities of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the
Trustee, with respect to the Securities of such series; provided, however, that if an Event of Default shall have occurred and be continuing with respect to more than one series of Securities, the Holders of a majority in aggregate principal amount of the Outstanding Securities of all such series, considered as one class, shall have the right to make such direction, and not the Holders of the Securities of any one of such series; and provided, further, that

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture,

                  (b) the Trustee may take any other action deemed proper by the
         Trustee which is not inconsistent with any such direction,

                  (c) subject to the provisions of Section 601, the Trustee
         shall have the right to decline to follow any such directions if the
         Trustee in good faith shall, by a Responsible Officer of Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability; and

                  (d) the Trustee may take any other action deemed proper by the
         Trustee which is not inconsistent with such direction.

                  Before proceeding to exercise any right or power hereunder at the direction of such Holders, the Trustee shall be entitled to receive from such Holders reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with any such direction.

SECTION 813.      WAIVER OF PAST DEFAULTS

                  The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the
Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

                  (a) in the payment of the principal of or premium, interest or
         Additional Amounts, if any, on any Security of such series, or

                  (b) in respect of a covenant or provision hereof which under
         Section 1202 cannot be modified or amended without the consent of the
         Holder of each Outstanding Security of such series affected.

                  Upon any such waiver, such default shall cease to exist, and any and all Events of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                                       48

SECTION 814.      UNDERTAKING FOR COSTS

                  The Company and the Trustee agree, and each Holder by his
acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the
Company, to any suit instituted by the Trustee, to any suit instituted by any
Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities of all series in respect of which such suit may be brought, considered as one class, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest or Additional Amounts, if any, on any Security on or after the
Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 815.      WAIVER OF STAY OR EXTENSION LAWS

                  The Company covenants (to the extent that it may lawfully do
so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE NINE

                                  THE TRUSTEE

SECTION 901.      CERTAIN DUTIES AND RESPONSIBILITIES

                  (a) Except during the continuance of an Event of Default with respect to the Securities of any series,

                      (i) the Trustee undertakes to perform, with respect to the
                  Securities of such series, such duties and only such duties as are specifically set forth in this Indenture and the Trust
                  Indenture Act, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                      (ii) in the absence of bad faith on its part, the Trustee
                  may, with respect to the Securities of such series,
                  conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon
                  certificates or opinions furnished to the Trustee and
                  conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any

                                       49

                  provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the
                  requirements of this Indenture (but need not confirm or
                  investigate the accuracy of mathematical calculations or other facts stated therein).

                  (b) In case an Event of Default with respect to the Securities of any series has occurred and is continuing, the Trustee shall exercise, with respect to the Securities of such series, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (c) No provision of this Indenture shall be construed to
         relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                      (i) this Subsection shall not be construed to limit the
                  effect of Subsections (a) and (d) of this Section;

                      (ii) the Trustee shall not be liable for any error of
                  judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in
                  ascertaining the pertinent facts; and

                      (iii) the Trustee shall not be liable with respect to any
                  action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any
                  proceeding for any remedy available to the Trustee, or
                  exercising any trust or power conferred upon the Trustee,
                  under this Indenture.

                  (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to
         it.

                  (e) Whether or not therein expressly so provided, every
         provision of this Indenture or relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 902.      NOTICE OF DEFAULTS

                  The Trustee shall give notice of any default hereunder known to the Trustee with respect to the Securities of any series to the Holders of
Securities of such series in the manner and to the extent required to do so by the Trust Indenture Act, unless such default shall have been cured or waived;
provided, however, that in the case of any default of the character specified in
Section 801(c), no such notice to Holders shall be given until at least 45 days after the occurrence thereof. For the purpose of this Section and clause (i) of
Section 903, the term

                                       50

"default" means any event which is, or after notice or lapse of time, or both, would become, an Event of Default.

SECTION 903.      CERTAIN RIGHTS OF TRUSTEE

                  Subject to the provisions of Section 901:

                  (a) the Trustee may conclusively rely and shall be fully
         protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, or as otherwise expressly provided herein, and any resolution of the
         Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the
         Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the
         Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an
         Officer's Certificate;

                  (d) the Trustee may consult with counsel and the written
         advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any Holder pursuant to this Indenture, unless such
         Holder shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall (subject to applicable legal requirements) be entitled to examine, during normal business hours, the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers
         hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                                       51

                  (h) the rights, privileges, protections, immunities and
         benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the
         Trustee in each of its capacities hereunder;

                  (i) the Trustee shall not be charged with knowledge of any default (as defined in Section 902) or Event of Default with respect to the Securities of any series for which it is acting as Trustee unless either (1) a Responsible Officer of the Trustee shall have actual knowledge that such default or Event of Default, as the case may be, exists and constitutes a default or Event of Default, as the case may be, under this Indenture, or (2) written notice of such default or
         Event of Default shall have been given in the manner provided in
         Section 105 hereof to the Trustee by the Company or any other obligor on such Securities or by any Holder of such Securities; and

                  (j) the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it under this Indenture.

SECTION 904.      NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES

                  The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the
Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 905.      MAY HOLD SECURITIES

                  Each of the Trustee, any Authenticating Agent, any Paying
Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 908 and 913, may otherwise deal with the Company with the same rights it would have if it were not the Trustee, Authenticating Agent,
Paying Agent, Security Registrar or such other agent.

SECTION 906.      MONEY HELD IN TRUST

                  Money held by the Trustee in trust hereunder need not be
segregated from other funds, except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as expressly provided herein or otherwise agreed with, and for the sole benefit of, the Company.

SECTION 907.      COMPENSATION AND REIMBURSEMENT

                  The Company shall

                  (a) pay to the Trustee from time to time reasonable
         compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                                       52

                  (b) except as otherwise expressly provided herein, reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent that any such expense, disbursement or advance may be attributable to the Trustee's negligence, willful misconduct or bad faith; and

                  (c) indemnify the Trustee for and hold it harmless from and against, any loss, liability or expense reasonably incurred by it arising out of or in connection with the acceptance or administration of the trust or trusts hereunder or the performance of its duties hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence, willful misconduct or bad faith.

                  As security for the performance of the obligations of the
Company under this Section, the Trustee shall have a lien prior to the
Securities upon all property and funds held or collected by the Trustee as such other than property and funds held in trust under Section 703 (except as otherwise provided in Section 703).

                  In addition and without prejudice to the rights provided to the Trustee under any of the provisions of this Indenture, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 801(d) or Section 801(e), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable bankruptcy, insolvency or other similar law.

                  The Company's obligations under this Section 907 and the lien referred to in this Section 907 shall survive the resignation or removal of the
Trustee, the discharge of the Company's obligations under Article Seven of this
Indenture and/or the termination of this Indenture.

                  "Trustee" for purposes of this Section shall include any
predecessor Trustee; provided, however, that the negligence, willful misconduct or bad faith of any Trustee hereunder shall not affect the rights of any other
Trustee.

SECTION 908.      DISQUALIFICATION; CONFLICTING INTERESTS.

                  If the Trustee shall have or acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall either eliminate such conflicting interest or resign to the extent, in the manner and with the effect, and subject to the conditions, provided in the Trust Indenture Act and this
Indenture. For purposes of Section 310(b)(1) of the Trust Indenture Act and to
the extent permitted thereby, the Trustee, in its capacity as trustee in respect of the Securities of any series, shall not be deemed to have a conflicting interest arising from its capacity as trustee in respect of the Securities of any other series issued under this Indenture. Nothing herein shall prevent the
Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

                                       53

SECTION 909.      CORPORATE TRUSTEE REQUIRED; ELIGIBILITY

                  There shall at all times be a Trustee hereunder which shall be

                  (a) a corporation organized and doing business under the laws of the United States, any State or Territory thereof or the District of
         Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal, State authority, or other applicable Governmental Authority, or

                  (b) if and to the extent permitted by the Commission by rule, regulation or order upon application, a corporation or other Person organized and doing business under the laws of a foreign government, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 or the Dollar equivalent of the applicable foreign currency and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees,

and, in either case, qualified and eligible under this Article and the Trust
Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 910.      RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR

                  (a) No resignation or removal of the Trustee and no
         appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor
         Trustee in accordance with the applicable requirements of Section 911.

                  (b) The Trustee may resign at any time with respect to the
         Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 911 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (c) The Trustee may be removed at any time by Act of the
         Holders of a majority in principal amount of the Outstanding Securities of all series and delivery of such Act to the Trustee and to the
         Company.

                  (d) If at any time:

                                       54

                      (1) the Trustee shall fail to comply with Section 908
                  after written request therefor by the Company or by any Holder who has been a bona fide Holder for at least six months, or

                      (2) the Trustee shall cease to be eligible under Section
                  909 or Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Company or by any such Holder, or

                      (3) the Trustee shall become incapable of acting or shall
                  be adjudged a bankrupt or insolvent or a receiver of the
                  Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation,
                  conservation or liquidation,

then, in any such case, (x)  the Company by a Board Resolution may remove the
Trustee with respect to all Securities or (y) subject to Section 814, any
Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee shall resign, be removed or become
         incapable of acting, or if a vacancy shall occur in the office of
         Trustee for any cause (other than as contemplated in clause (y) in subsection (d) of this Section), with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor
         Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one
         Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 911. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the
         Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor
         Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section
         911, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the
         Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section
         911, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (f) So long as no event which is, or after notice or lapse of time, or both, would become, an Event of Default shall have occurred and be continuing, and except with respect to a Trustee appointed by
         Act of the Holders of a majority in principal amount of the Outstanding
         Securities pursuant to subsection (e) of this Section, if the Company shall have delivered to the Trustee (i) a Board Resolution appointing a

                                       55

         successor Trustee, effective as of a date specified therein, and (ii)
         an instrument of acceptance of such appointment, effective as of such date, by such successor Trustee in accordance with Section 911, the
         Trustee shall be deemed to have resigned as contemplated in subsection
         (b) of this Section, the successor Trustee shall be deemed to have been appointed by the Company pursuant to subsection (e) of this Section and such appointment shall be deemed to have been accepted as contemplated in Section 911, all as of such date, and all other provisions of this
         Section and Section 911 shall be applicable to such resignation, appointment and acceptance except to the extent inconsistent with this subsection (f).

                  (g) The Company (or, should the Company fail so to act
         promptly, the successor trustee at the expense of the Company) shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its corporate trust office.

SECTION 911.      ACCEPTANCE OF APPOINTMENT BY SUCCESSOR

                  (a) In case of the appointment hereunder of a successor
         Trustee with respect to the Securities of all series, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring
         Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all sums owed to it, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien provided in Section 907.

                  (b) In case of the appointment hereunder of a successor
         Trustee with respect to the Securities of one or more (but not all)
         series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the
         Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the
         Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and
         (3) shall add to or change any of the provisions of this Indenture as shall be necessary to

                                       56

         provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the
         Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee, upon payment of all sums owed to it, shall duly assign, transfer and deliver to such successor
         Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, subject nevertheless to its lien provided for in Section 907.

                  (c) Upon request of any such successor Trustee, the Company shall execute any instruments which fully vest in and confirm to such successor Trustee all such rights, powers and trusts referred to in subsection (a) or (b) of this Section, as the case may be.

                  (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 912.      MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS

                  Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the
Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 913.      PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY

                  If the Trustee shall be or become a creditor of the Company or any other obligor upon the Securities (other than by reason of a relationship described in Section 311(b) of the Trust Indenture Act), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company or such other obligor. For purposes of Section 311(b)
of the Trust Indenture Act:

                  (a) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or

                                       57

         securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

                  (b) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

SECTION 914.      CO-TRUSTEES AND SEPARATE TRUSTEES.

                  At any time or times, for the purpose of meeting the legal requirements of any applicable jurisdiction, the Company and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the
Holders of at least 33% in principal amount of the Securities then Outstanding, the Company shall for such purpose join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, or to act as separate trustee, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons, in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section.
If the Company does not join in such appointment within 15 days after the receipt by it of a request so to do, or if an Event of Default shall have occurred and be continuing, the Trustee alone shall have power to make such appointment.

                  Should any written instrument or instruments from the Company be required by any co-trustee or separate trustee so appointed to more fully confirm to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company.

                  Every co-trustee or separate trustee shall, to the extent
permitted by law, but to such extent only, be appointed subject to the following conditions:

                  (a) the Securities shall be authenticated and delivered, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely, by the Trustee;

                  (b) the rights, powers, duties and obligations hereby
         conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed either by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee

                                       58

         shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee;

                  (c) the Trustee at any time, by an instrument in writing
         executed by it, with the concurrence of the Company, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, if an Event of Default shall have occurred and be continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Company. Upon the written request of the Trustee, the Company shall join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section;

                  (d) no co-trustee or separate trustee hereunder shall be
         personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder, and the Trustee shall not be personally liable by reason of any act or omission of any such co-trustee or separate trustee; and

                  (e) any Act of Holders delivered to the Trustee shall be
         deemed to have been delivered to each such co-trustee and separate trustee.

SECTION 915.      APPOINTMENT OF AUTHENTICATING AGENT

                  The Trustee may appoint an Authenticating Agent or Agents with respect to the Securities of one or more series, or any Tranche thereof, which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series or Tranche issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and
Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the
Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an
Authenticating Agent. Each Authenticating Agent shall be acceptable to the
Company and shall at all times be a corporation organized and doing business under the laws of the United States, any State or territory thereof or the
District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal, State or other applicable Governmental
Authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                                       59

                  Any corporation into which an Authenticating Agent may be
merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such
Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving
written notice thereof to the Trustee and to the Company. The Trustee may at any
time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating
Agent which shall be acceptable to the Company. Any successor Authenticating
Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating
Agent shall be appointed unless eligible under the provisions of this Section.

                  The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, in accordance with, and subject to the provisions of, Section 907.

                  The provisions of Sections 308, 904 and 905 shall be
applicable to each Authenticating Agent.

                  If an appointment with respect to the Securities of one or more series shall be made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:                                  [Name of Trustee],
                                        as Trustee

                                        By
                                          --------------------------------
                                           As Authenticating
                                           Agent

                                        By
                                          --------------------------------
                                           Authorized Signatory

                                       60

     If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating
Securities upon original issuance located in a Place of Payment where the
Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 102 and need not be accompanied by an Opinion of
Counsel), shall appoint, in accordance with this Section and in accordance with such procedures as shall be acceptable to the Trustee, an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.

                                  ARTICLE TEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 1001. LISTS OF HOLDERS

                  Semiannually, not later than ________ __ and _____ __ in each year, commencing _______ __, ____, and at such other times as the Trustee may request in writing, the Company shall furnish or cause to be furnished to the
Trustee information as to the names and addresses of the Holders, and the
Trustee shall preserve such information and similar information received by it in any other capacity and afford to the Holders access to information so preserved by it, all to such extent, if any, and in such manner as shall be required by the Trust Indenture Act; provided, however, that no such list need be furnished so long as the Trustee shall be the Security Registrar.

SECTION 1002.     REPORTS BY TRUSTEE AND COMPANY

                  Not later than ________ ___ in each year, commencing with the year ____, the Trustee shall transmit to the Holders, the Commission and each securities exchange upon which any Securities are listed, a report, dated as of the next preceding ________ ___, with respect to any events and other matters described in Section 313(a) of the Trust Indenture Act, in such manner and to the extent required by the Trust Indenture Act. The Trustee shall transmit to the Holders, the Commission and each securities exchange upon which any
Securities are listed, and the Company shall file with the Trustee (within 15 days after filing with the Commission in the case of reports which pursuant to the Trust Indenture Act must be filed with the Commission and furnished to the
Trustee) and transmit to the Holders, such other information, reports and other documents, if any, at such times and in such manner, as shall be required by the
Trust Indenture Act. The Company shall notify the Trustee of the listing of any
Securities on any securities exchange and of any delisting thereof.

                  Delivery of such reports, information and documents to the
Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates).

                                       61

                                 ARTICLE ELEVEN

              CONSOLIDATION, MERGER, CONVEYANCE OR OTHER TRANSFER

SECTION 1101. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS

                  The Company shall not consolidate with or merge into any other corporation or other entity, or convey or otherwise transfer or lease its properties and assets substantially as an entirety to any Person, unless

                  (a) the corporation or other entity formed by such
         consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a Person validly existing under the laws of its jurisdiction of organization, and shall expressly assume by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the
         Trustee, the due and punctual payment of the principal of and premium, if any, and interest and Additional Amounts, if any, on all Outstanding
         Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (b) immediately after giving effect to such transaction, no
         Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

                  (c) the Company shall have delivered to the Trustee an
         Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, or other transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transactions have been complied with.

SECTION 1102.     SUCCESSOR PERSON SUBSTITUTED

     Upon any consolidation by the Company with or merger by the Company into any other corporation or other entity or any conveyance, or other transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 1101, the successor corporation or other entity formed by such consolidation or into which the Company is merged or the Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities Outstanding hereunder.

SECTION 1103.     MERGER INTO COMPANY; CERTAIN TRANSFERS

     Nothing in this Indenture shall be deemed to prevent or restrict any consolidation or merger after the consummation of which the Company would be the surviving or resulting entity or any conveyance or other transfer, or lease of any part of the properties of the Company which does not constitute the entirety, or substantially the entirety, of the direct assets of the

                                       62

Company. Nothing in this Indenture shall be deemed to prevent or restrict (i)
any consolidation or merger of any Affiliate of the Company with any other person or entity (other than with the Company itself in a merger or consolidation not permitted under this Article Eleven), or (ii) any conveyance or other transfer, or lease, of any part of the assets of any Affiliate of the
Company (other than the assets of the Company itself.)

SECTION 1104.     CONSOLIDATION DEFINED

                  The term "consolidation" as used in this Article shall include similar transactions such as amalgamations and reorganizations.

                                 ARTICLE TWELVE

                            SUPPLEMENTAL INDENTURES

SECTION 1201.     SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS

                  Without the consent of any Holders, the Company and the
Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (a) to evidence the succession of another Person to the
         Company and the assumption by any such successor of the covenants of the Company herein and in the Securities, all as provided in Article
         Eleven; or

                  (b) to evidence the addition of any guarantee for the benefit of the Holders of one or more specified series of the Securities, or the release or substitution of any guarantor in accordance with the provisions hereof or the provisions of the Securities of the specified series; or

                  (c) to add one or more covenants of the Company or other
         provisions for the benefit of all Holders or for the benefit of the
         Holders of, or to remain in effect only so long as there shall be
         Outstanding, Securities of one or more specified series, or one or more specified Tranches thereof, or to surrender any right or power herein conferred upon the Company; or

                  (d) to add any additional Events of Default with respect to all or any series of Securities Outstanding hereunder; or

                  (e) to change or eliminate any provision of this Indenture or to add any new provision to this Indenture; provided, however, that if such change, elimination or addition shall adversely affect the interests of the Holders of Securities of any series or Tranche (other than any series the terms of which permit such change, elimination or addition) Outstanding on the date of such indenture supplemental hereto in any material respect, such change, elimination or addition shall become effective (i) with respect to such series or Tranche only pursuant to the provisions of Section 1202 hereof or (ii) when no
         Security of such series or Tranche remains Outstanding; or

                                       63

                  (f) to provide collateral security for all but not part of the
         Securities; or

                  (g) to establish the form or terms of Securities of any series or Tranche as contemplated by Sections 201 and 301; or

                  (h) to the extent not provided herein or pursuant to Section
         301, to provide for the authentication, delivery and issuance of bearer securities and coupons appertaining thereto representing interest, if any, thereon and for the procedures for the registration, exchange and replacement thereof and for the giving of notice to, and the solicitation of the vote or consent of, the holders thereof, and for any and all other matters incidental thereto; or

                  (i) to evidence and provide for the acceptance of appointment hereunder by a separate or successor Trustee or co-trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 911(b); or

                  (j) to provide for the procedures required to permit the
         Company to utilize, at its option, a noncertificated system of registration for all, or any series or Tranche of, the Securities; or

                  (k) to change any place or places where (1) the principal of and premium, interest and Additional Amounts, if any, on all or any series of Securities, or any Tranche thereof, shall be payable, (2) all or any series of Securities, or any Tranche thereof, may be surrendered for registration of transfer, (3) all or any series of Securities, or any Tranche thereof, may be surrendered for exchange and (4) notices and demands to or upon the Company in respect of all or any series of
         Securities, or any Tranche thereof, and this Indenture may be served;
         or

                  (l) to cure any ambiguity, or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein.

SECTION 1202.     SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS

                  With the consent of the Holders of a majority in aggregate principal amount of the Securities of all series then Outstanding under this
Indenture, considered as one class, by Act of said Holders delivered to the
Company and the Trustee, the Company, when authorized by Board Resolutions, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Holders of Securities of such series under the Indenture;
provided, however, that if there shall be Securities of more than one series
Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders

                                       64

of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the
Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that no such supplemental indenture shall:

                  (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on any Security (other than pursuant to the terms thereof), or reduce the principal amount thereof or the rate of interest thereon (or the amount of any installment of interest thereon) or change the method of calculating such rate or reduce any premium payable upon the redemption thereof, or reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 802, or change the coin or currency (or other property), in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity of any Security
         (or, in the case of redemption, on or after the Redemption Date), without, in any such case, the consent of the Holder of such Security,
         or

                  (b) reduce the percentage in principal amount of the
         Outstanding Securities of any series or any Tranche thereof, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with any provision of this Indenture or of any default hereunder and its consequences, or reduce the requirements of
         Section 1304 for quorum or voting, without, in any such case, the consent of the Holders of each Outstanding Security of such series or
         Tranche, or

                  (c) modify any of the provisions of this Section, Section 607 or Section 813 with respect to the Securities of any series, or any
         Tranche thereof, except to increase the percentages in principal amount referred to in this Section or such other Sections or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of
         Sections 911(b), 914 and 1201(h).

                  A supplemental indenture which changes or eliminates any
covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or of one or more Tranches thereof, or which modifies the rights of the Holders of
Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of
Securities of any other series or Tranche.

                  It shall not be necessary for any Act of Holders under this
Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof. A waiver by a Holder of such Holder's right to consent under this Section shall be deemed to be a consent of such Holder.

                                       65

                  Anything in this Indenture to the contrary notwithstanding, if the Officer's Certificate, supplemental indenture or Board Resolution, as the case may be, establishing the Securities of any series or Tranche shall provide that the Company may make certain specified additions, changes or eliminations to or from the Indenture which shall be specified in such Officer's Certificate, supplemental indenture or Board Resolution establishing such series or Tranche,
(a) the Holders of Securities of such series or Tranche shall be deemed to have consented to a supplemental indenture containing such additions, changes or eliminations to or from the Indenture which shall be specified in such Officer's
Certificate, supplemental indenture or Board Resolution establishing such series or Tranche, (b) no Act of such Holders shall be required to evidence such consent and (c) such consent may be counted in the determination of whether or not the Holders of the requisite principal amount of Securities shall have consented to such supplemental indenture.

SECTION 1203.     EXECUTION OF SUPPLEMENTAL INDENTURES

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 901) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this
Indenture or otherwise.

SECTION 1204.     EFFECT OF SUPPLEMENTAL INDENTURES

                  Upon the execution of any supplemental indenture under this
Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and
every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. Any supplemental indenture permitted by this
Article may restate this Indenture in its entirety, and, upon the execution and delivery thereof, any such restatement shall supersede this Indenture as theretofore in effect for all purposes.

SECTION 1205.     CONFORMITY WITH TRUST INDENTURE ACT

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect, if applicable.

SECTION 1206.     REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES

                  Securities of any series, or any Tranche thereof,
authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the
Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche.

                                       66

SECTION 1207.     MODIFICATION WITHOUT SUPPLEMENTAL INDENTURE

                  If the terms of any particular series of Securities shall have been established in a Board Resolution or an Officer's Certificate as
contemplated by Section 301, and not in an indenture supplemental hereto, additions to, changes in or the elimination of any of such terms may be effected by means of a supplemental Board Resolution or Officer's Certificate, as the
case may be, delivered to, and accepted by, the Trustee; provided, however, that such supplemental Board Resolution or Officer's Certificate shall not be accepted by the Trustee or otherwise be effective unless all conditions set forth in this Indenture which would be required to be satisfied if such additions, changes or elimination were contained in a supplemental indenture shall have been appropriately satisfied. Upon the acceptance thereof by the
Trustee, any such supplemental Board Resolution or Officer's Certificate shall be deemed to be a "supplemental indenture" for purposes of Sections 1204 and
1205.

                                ARTICLE THIRTEEN

                  MEETINGS OF HOLDERS; ACTION WITHOUT MEETING

SECTION 1301.     PURPOSES FOR WHICH MEETINGS MAY BE CALLED

                  A meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series or Tranches.

SECTION 1302.     CALL, NOTICE AND PLACE OF MEETINGS

                  (a) The Trustee may at any time call a meeting of Holders of
         Securities of one or more, or all, series, or any Tranche or Tranches thereof, for any purpose specified in Section 1301, to be held at such time and at such place in the Borough of Manhattan, The City of New
         York, as the Trustee shall determine, or, with the approval of the
         Company, at any other place. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

                  (b) If the Trustee shall have been requested to call a meeting of the Holders of Securities of one or more, or all, series, or any
         Tranche or Tranches thereof, by the Company or by the Holders of 33% in aggregate principal amount of all of such series and Tranches, considered as one class, for any purpose specified in Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series and Tranches in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The
         City of New York, or in such other place as

                                       67

         shall be determined or approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

                  (c) Any meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, shall be valid without notice if the Holders of all Outstanding Securities of such series or
         Tranches are present in person or by proxy and if representatives of the Company and the Trustee are present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding
         Securities of such series, or any Tranche or Tranches thereof, or by such of them as are not present at the meeting in person or by proxy, and by the Company and the Trustee.

SECTION 1303.     PERSONS ENTITLED TO VOTE AT MEETINGS

                  To be entitled to vote at any meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, a Person shall be (a) a Holder of one or more Outstanding Securities of such series or
Tranches, or (b) a Person appointed by an instrument in writing as proxy for a
Holder or Holders of one or more Outstanding Securities of such series or
Tranches by such Holder or Holders. The only Persons who shall be entitled to attend any meeting of Holders of Securities of any series or Tranche shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the
Company and its counsel.

SECTION 1304.     QUORUM; ACTION

                  The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of the series and Tranches with respect to which a meeting shall have been called as hereinbefore provided, considered as one class, shall constitute a quorum for a meeting of Holders of Securities of such series and Tranches; provided, however, that if any action is to be taken at such meeting which this Indenture expressly provides may be taken by the
Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, shall constitute a quorum. In the absence of a quorum within one hour of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series and Tranches, be dissolved.
In any other case the meeting may be adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided by Section 1305(e), notice of the reconvening of any meeting adjourned for more than 30 days shall be given as provided in Section
1302(a) not less than 10 days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series and Tranches which shall constitute a quorum.

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                  Except as limited by Section 1202, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of the series and Tranches with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series and
Tranches, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series and Tranches, considered as one class.

                  Any resolution passed or decision taken at any meeting of
Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities of the series and Tranches with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

SECTION 1305.     ATTENDANCE AT MEETINGS; DETERMINATION OF VOTING RIGHTS;
                  CONDUCT AND ADJOURNMENT OF MEETINGS

                  (a) Attendance at meetings of Holders of Securities may be in person or if the Securities are in registered form by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Securities with respect to which it was given unless and until specifically revoked by the Holder or future Holder of such Securities before being voted.

                  (b) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of such Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

                  (c) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 1302(b), in which case the Company or the Holders of Securities of the series and
         Tranches calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the
         Outstanding Securities of all series and Tranches represented at the meeting, considered as one class.

                                       69

                  (d) At any meeting each Holder or proxy shall be entitled to one vote for each $1 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

                  (e) Any meeting duly called pursuant to Section 1302 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the
         Outstanding Securities of all series and Tranches represented at the meeting, considered as one class; and the meeting may be held as so adjourned without further notice.

SECTION 1306.     COUNTING VOTES AND RECORDING ACTION OF MEETINGS

                  The vote upon any resolution submitted to any meeting of
Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities, of the series and Tranches with respect to which the meeting shall have been called, held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports of all votes cast at the meeting. A record of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1302 and, if applicable, Section 1304. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 1307.     ACTION WITHOUT MEETING

                  In lieu of a vote of Holders at a meeting as hereinbefore
contemplated in this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders by written instruments as provided in Section 104.

                                ARTICLE FOURTEEN

        IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

SECTION 1401.     LIABILITY SOLELY CORPORATE

                  No recourse shall be had for the payment of the principal of or premium, if any, or interest or Additional Amounts, if any, on any
Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Indenture, against any past, present or future

                                       70

incorporator, shareholder, member, limited partner, stockholder, officer, manager or director, as such, of the Company, or any predecessor or successor of the Company, either directly or indirectly, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Securities are solely obligations of the
Company, and that no personal liability whatsoever shall attach to, or be incurred by, any past, present or future incorporator, shareholder, member, limited partner, stockholder, officer, manager or director of the Company or any predecessor or successor of the Company, either directly or indirectly, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or to be implied herefrom or therefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Securities.

                                ARTICLE FIFTEEN

                          SUBORDINATION OF SECURITIES

SECTION 1501.     SECURITIES SUBORDINATE TO SENIOR INDEBTEDNESS.

                  The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of the Securities of each series, by its acceptance thereof, likewise covenants and agrees, that the payment of the principal of and premium, if any, and interest, if any, and Additional Amounts, if any, on each and all of the Securities is hereby expressly subordinated and junior, to the extent and in the manner set forth in this Article, in right of payment to the prior payment in full of all Senior Indebtedness.

                  Each Holder of the Securities of each series, by its
acceptance thereof, authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article, and appoints the Trustee its attorney-in-fact for any and all such purposes.

SECTION 1502.     PAYMENT OVER OF PROCEEDS OF SECURITIES.

                  In the event (a) of any insolvency or bankruptcy proceedings or any receivership, liquidation, reorganization or other similar proceedings in respect of the Company or a substantial part of its property, or of any proceedings for liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, or (b) subject to the provisions of Section 1503, that (i) a default shall have occurred with respect to the payment of principal of or interest on or other monetary amounts due and payable on any Senior Indebtedness, or (ii) there shall have occurred a default
(other than a default in the payment of principal or interest or other monetary amounts due and payable) in respect of any Senior Indebtedness, as defined therein or in the instrument under which the same is outstanding, permitting the holder or holders thereof to accelerate the maturity thereof (with notice or lapse of time, or both), and such default shall have continued beyond the period of grace, if any, in respect thereof, and, in the cases of subclauses (i) and
(ii) of this clause (b), such default shall not have been cured or waived or shall not have ceased to exist, or (c) that the principal of and

                                       71

accrued interest on the Securities of any series shall have been declared due and payable pursuant to Section 801 and such declaration shall not have been rescinded and annulled as provided in Section 802, then:

                      (1) the holders of all Senior Indebtedness shall first be
                  entitled to receive payment of the full amount due thereon, or provision shall be made for such payment in money or money's worth, before the Holders of any of the Securities are
                  entitled to receive a payment on account of the principal of or interest on the indebtedness evidenced by the Securities, including, without limitation, any payments made pursuant to
                  Articles Four and Five;

                      (2) any payment by, or distribution of assets of, the
                  Company of any kind or character, whether in cash, property or securities, to which any Holder or the Trustee would be
                  entitled except for the provisions of this Article, shall be paid or delivered by the person making such payment or
                  distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of such Senior Indebtedness or their representative or
                  representatives or to the trustee or trustees under any
                  indenture under which any instruments evidencing any of such
                  Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of such
                  Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such
                  Senior Indebtedness, before any payment or distribution is made to the Holders of the indebtedness evidenced by the
                  Securities or to the Trustee under this Indenture; and

                      (3) in the event that, notwithstanding the foregoing, any
                  payment by, or distribution of assets of, the Company of any kind or character, whether in cash, property or securities, in respect of principal of or interest on the Securities or in connection with any repurchase by the Company of the
                  Securities, shall be received by the Trustee or any Holder before all Senior Indebtedness is paid in full, or provision is made for such payment in money or money's worth, such
                  payment or distribution in respect of principal of or interest on the Securities or in connection with any repurchase by the
                  Company of the Securities shall be paid over to the holders of such Senior Indebtedness or their representative or
                  representatives or to the trustee or trustees under any
                  indenture under which any instruments evidencing any such
                  Senior Indebtedness may have been issued, ratably as
                  aforesaid, for application to the payment of all Senior
                  Indebtedness remaining unpaid until all such Senior
                  Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution (or provision
                  therefor) to the holders of such Senior Indebtedness.

                  Notwithstanding the foregoing, at any time after the 123rd day following the date of deposit of cash or Government Obligations pursuant to
Section 701 (provided all conditions set out in such Section shall have been satisfied), the funds so deposited and any interest thereon will not be subject to any rights of holders of Senior Indebtedness including, without limitation,

                                       72

those arising under this Article Sixteen; provided that no event described in clauses (d) and (e) of Section 801 with respect to the Company has occurred during such 123-day period.

                  For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan or reorganization or readjustment which are subordinate in right of payment to all Senior Indebtedness which may at the time be outstanding to the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the
Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article Eleven hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 1502 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Eleven hereof. Nothing in Section 1501 or in this Section 1502 shall apply to claims of, or payments to, the Trustee under or pursuant to
Section 907.

SECTION 1503.     DISPUTES WITH HOLDERS OF CERTAIN SENIOR INDEBTEDNESS.

                  Any failure by the Company to make any payment on or perform any other obligation in respect of Senior Indebtedness, other than any indebtedness incurred by the Company or assumed or guaranteed, directly or indirectly, by the Company for money borrowed (or any deferral, renewal, extension or refunding thereof) or any other obligation as to which the provisions of this Section shall have been waived by the Company in the instrument or instruments by which the Company incurred, assumed, guaranteed or otherwise created such indebtedness or obligation, shall not be deemed a default under clause (b) of Section 1502 if (i) the Company shall be disputing its obligation to make such payment or perform such obligation and (ii) either (A)
no final judgment relating to such dispute shall have been issued against the
Company which is in full force and effect and is not subject to further review, including a judgment that has become final by reason of the expiration of the time within which a party may seek further appeal or review, or (B) in the event that a judgment that is subject to further review or appeal has been issued, the
Company shall in good faith be prosecuting an appeal or other proceeding for review and a stay or execution shall have been obtained pending such appeal or review.

SECTION 1504.     SUBROGATION.

                  Senior Indebtedness shall not be deemed to have been paid in full unless the holders thereof shall have received cash (or securities or other property satisfactory to such holders) in full payment of such Senior
Indebtedness then outstanding. Subject to the prior payment in full of all
Senior Indebtedness, the rights of the Holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive any further payments or distributions of cash, property or securities of the Company applicable to the holders of the Senior Indebtedness until all amounts owing on the Securities shall be paid in full; and such payments or distributions of cash, property or securities received by the Holders of the Securities, by reason of such subrogation, which otherwise would be paid or distributed to the

                                       73

holders of such Senior Indebtedness shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders, be deemed to be a payment by the Company to or on account of Senior Indebtedness, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

SECTION 1505.     OBLIGATION OF THE COMPANY UNCONDITIONAL.

                  Nothing contained in this Article or elsewhere in this
Indenture or in the Securities is intended to or shall impair, as among the
Company, its creditors other than the holders of Senior Indebtedness and the
Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

                  Upon any payment or distribution of assets or securities of the Company referred to in this Article, the Trustee and the Holders shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon, and all other facts pertinent thereto or to this Article.

SECTION 1506.     PRIORITY OF SENIOR INDEBTEDNESS UPON MATURITY.

                  Upon the maturity of the principal of any Senior Indebtedness by lapse of time, acceleration or otherwise, all matured principal of Senior
Indebtedness and interest and premium, if any, thereon shall first be paid in full before any payment of principal or premium, if any, or interest, if any, is made upon the Securities or before any Securities can be acquired by the Company or any sinking fund payment is made with respect to the Securities (except that required sinking fund payments may be reduced by Securities acquired before such maturity of such Senior Indebtedness).

SECTION 1507.     TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS.

                  The Trustee shall be entitled to all rights set forth in this
Article with respect to any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness. Nothing in this Article shall deprive the Trustee of any of its rights as such holder.

SECTION 1508.     NOTICE TO TRUSTEE TO EFFECTUATE SUBORDINATION.

                  Notwithstanding the provisions of this Article or any other provision of the Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which

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would prohibit the making of any payment of moneys to or by the Trustee unless and until the Trustee shall have received written notice thereof from the
Company, from a Holder or from a holder of any Senior Indebtedness or from any representative or representatives of such holder and, prior to the receipt of any such written notice, the Trustee shall be entitled, subject to Section 901, in all respects to assume that no such facts exist; provided, however, that, if prior to the fifth Business Day preceding the date upon which by the terms hereof any such moneys may become payable for any purpose, or in the event of the execution of an instrument pursuant to Section 702 acknowledging satisfaction and discharge of this Indenture, then if prior to the second
Business Day preceding the date of such execution, the Trustee shall not have received with respect to such moneys the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Trustee may, in its discretion, receive such moneys and/or apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary, which may be received by it on or after such date; provided, however, that no such application shall affect the obligations under this Article of the persons receiving such moneys from the Trustee.

SECTION 1509.     MODIFICATION, EXTENSION, ETC. OF SENIOR INDEBTEDNESS.

                  The holders of Senior Indebtedness may, without affecting in any manner the subordination of the payment of the principal of and premium, if any, and interest, if any, on the Securities, at any time or from time to time and in their absolute discretion, agree with the Company to change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any Senior Indebtedness, or amend or supplement any instrument pursuant to which any Senior Indebtedness is issued, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder, all without notice to or assent from the Holders or the Trustee.

SECTION 1510.     TRUSTEE HAS NO FIDUCIARY DUTY TO HOLDERS OF SENIOR
                  INDEBTEDNESS.

                  With respect to the holders of Senior Indebtedness, the
Trustee undertakes to perform or to observe only such of its covenants and objectives as are specifically set forth in this Indenture, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness, and shall not be liable to any such holders if it shall mistakenly pay over or deliver to the Holders or the Company or any other Person, money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this
Article or otherwise.

SECTION 1511.     PAYING AGENTS OTHER THAN THE TRUSTEE.

                  In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term
"Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Sections 1507, 1508 and 1510 shall not apply to the Company if it acts as Paying Agent.

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SECTION 1512.     RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS NOT IMPAIRED.

                  No right of any present or future holder of Senior
Indebtedness to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the
Company or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

SECTION 1513.     EFFECT OF SUBORDINATION PROVISIONS; TERMINATION.

                  Notwithstanding anything contained herein to the contrary, other than as provided in the immediately succeeding sentence, all the provisions of this Indenture shall be subject to the provisions of this Article, so far as the same may be applicable thereto.

                  Notwithstanding anything contained herein to the contrary, the provisions of this Article Sixteen shall be of no further effect, and the
Securities shall no longer be subordinated in right of payment to the prior payment of Senior Indebtedness, if the Company shall have delivered to the
Trustee a notice to such effect. Any such notice delivered by the Company shall not be deemed to be a supplemental indenture for purposes of Article Twelve.

                             ---------------------

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                        NICE-SYSTEMS LTD.

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        ----------------------------------,
                                        as Trustee

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

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